[LOGO OF THE GALAXY FUNDS APPEARS HERE]

                            [ARTWORK APPEARS HERE]

   TAXABLE BOND FUNDS REPORT

   Short-Term Bond Fund . Intermediate Government Income Fund .
   Corporate Bond Fund . High Quality Bond Fund





Annual
Report

For The Year Ended
October 31, 1996

[LOGO OF THE FLEET GALAXY
 FUND APPEARS HERE]

CHAIRMAN'S
MESSAGE


Dear Shareholder:

     Enclosed is your annual report for the Galaxy Taxable Bond Funds (the "Funds") for the 12 months ended October 31, 1996. Inside, you will find a Market Overview that explains the major market and economic events that influenced bond returns during that time. There are also Portfolio Reviews for each of the Funds showing the management strategies that Fleet Investment Advisors Inc. used in this environment.

     During the period, bonds earned returns that were about average by historical standards, but their prices were much more volatile than in the previous 12 months. Stocks and money market instruments also fluctuated as investors became uncertain over the direction of the economy, inflation and interest rates. Toward the end of the period, investors seemed hopeful that economic growth and inflation would remain moderate and interest rates would become more stable.

     Such an environment shows why it may be important to maintain a well-diversified portfolio of investments. Different asset classes often move in different directions, so using a broad range of classes can help smooth out returns over time. Debt-oriented investments, such as bonds, can provide a steady stream of income that can be a useful supplement to the growth and cash portions of your portfolio.

     To stay on track, you may want to "rebalance" your portfolio each year. This is particularly true in a year like the one just past, when market changes were substantial. As investment classes within your portfolio gain in value, you can maintain a diversified portfolio by reinvesting those gains in other asset classes, which may have declined in value or stayed the same, in accordance with your long-term allocation strategy. Of course, you should consider the tax implications of such rebalancing.

     We hope you will find the following report helpful as you review your current portfolio. If you have questions about material in the report, or need information on any of the Galaxy Funds, please call the Galaxy Service Center at 800-628-0414.

Sincerely,

/s/ Dwight E. Vicks, Jr.

Dwight E. Vicks, Jr.
Chairman of the Board of Trustees

MUTUAL FUNDS:

 . ARE NOT BANK DEPOSITS

 . ARE NOT FDIC INSURED

 . ARE NOT OBLIGATIONS OF FLEET BANK

 . ARE NOT GUARANTEED BY FLEET BANK

 . ARE SUBJECT TO INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
  INVESTED

[LOGO OF FLEET GALAXY
 FUND APPEARS HERE]

"In the 12 months ended October 31, 1996, we took advantage of rising yields by emphasizing bonds with longer maturities in the Galaxy Taxable Bond Funds."

Bond Market Overview

By Fleet Investment Advisors Inc.

     After rising strongly for most of 1995, bond prices were more volatile in 1996. During that time, investors became less certain about future economic growth, inflation and interest rates. Bond prices rose when investors thought growth was slowing and inflation was in check. Prices then fell when investors worried that growth was accelerating and the Federal Reserve (the "Fed") would raise interest rates to curb inflation.

     In the 12 months ended October 31, 1996, we took advantage of rising yields by emphasizing bonds with longer maturities in the Galaxy Taxable Bond Funds. When we were concerned about falling prices, we focused on shorter-maturity issues. We further enhanced returns for the Funds by taking advantage of selective opportunities in higher coupon investments.

Watching the Economy and the Fed

     At the end of 1995, the economy was growing slowly and bond prices were still rising. After advancing at an annualized rate of 3.8% in the third quarter of the year, the gross domestic product ("GDP"), a measure of U.S. goods and services, slowed to an annualized rate of only 0.3% in the fourth quarter. As expected, the Fed cut its short-term Fed Funds rate from 5.75% to 5.5%. This, plus expectations for further cuts and a balanced federal budget, drove the yield for 30-year Treasury bonds from 6.33% at the end of October to 5.94% at the end of December.

     At the start of 1996, a stalemate in federal budget talks and signs of stronger growth caused a sudden fall in bond prices. Although inflation remained moderate and the Fed cut the Fed Funds rate to 5.25%, investors worried that interest rates would soon rise. As the GDP growth accelerated to annualized rates of 2.0% and 4.7% in the first and second quarters, respectively, declining bond prices pushed the yield for 30-year Treasury bonds to a high of 7.2%.

Performance At-A-Glance

Average Annual Returns as of October 31, 1996

Trust Shares

Short-Term Bond Fund
Inception Date 12/30/91

                             [BAR GRAPH APPEARS HERE]
4.91%

4.52%

5.32%


Intermediate Government Income Fund
Inception Date 9/1/88

                             [BAR GRAPH APPEARS HERE]

3.88%

3.97%

5.95%

7.47%

Corporate Bond Fund
Inception Date 12/12/94

                             [BAR GRAPH APPEARS HERE]

5.00%

9.92%

High Quality Bond Fund
Inception Date 12/14/90

                             [BAR GRAPH APPEARS HERE]
4.46%

4.33%

7.69%

8.25%
       1 Year      5 Years
       3 Years     Life of Fund

[LOGO OF FLEET GALAXY
 FUND APPEARS HERE]


"When bond prices were rising at the end of 1995, we gave greater emphasis to longer-term bonds -- whose prices generally rise more than shorter-term issues in a rally.

     Because inflation remained in check the Fed did not raise interest rates. This inaction, plus reports of slower growth, helped bond prices rebound in the fall. Prices remained volatile, however, suffering near-term declines on reports of economic strength. By October, investors seemed convinced that inflation and interest rates had stabilized. This made bond prices more stable, too. At the end of November, as the Commerce Department announced that GDP growth had slowed to an annualized rate of 2.0% in the third quarter, the yield for long-term Treasury bonds stood at 6.64%.

Adjusting to Market Changes

     When bond prices were rising at the end of 1995, we gave greater emphasis to longer-term bonds -- whose prices generally rise more than shorter-term issues in a rally.

     Corporate bonds and mortgages performed very well during this period. This was due, partly, to reduced supplies of corporates as companies focused on cutting costs instead of issuing debt and to increased demand for corporates as interest rates fell. Meanwhile, yields for mortgages were attractive due to large supplies of these issues. In this environment, we felt the yields for lower quality corporate bonds were not strong enough to compensate for the added risk that these securities carry. While this approach dampened performance of the Galaxy Taxable Bond Funds in the near-term, it maintained our focus on lower-risk issues that perform more evenly over times of uncertainty.

Performance At-A-Glance

Average Annual Returns as of October 31, 1996
Retail A Shares*

Short-Term Bond Fund
Inception Date 12/30/91

                             [GRAPH APPEARS HERE]
0.72%

3.01%

4.38%

Intermediate Government Income Fund
Inception Date 9/1/88

                             [GRAPH APPEARS HERE]
-0.30%

2.44%

5.01%

6.88%

High Quality Bond Fund
Inception Date 12/14/90
                             [GRAPH APPEARS HERE]
0.37%

2.88%

6.79%

7.48%

       1 Year      5 Years
       3 Years     Life of Fund

*Return figures have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995.

MARKET
OVERVIEW

"Later, as yields for corporate securities and issues of U.S. government agencies became more attractive relative to yields for Treasuries, we added investments in these instruments."

     The large positions we held in longer-term issues early in 1996, when interest rates suddenly moved higher, also weakened performance . We soon softened the effect of higher rates, however, by adding shorter-term securities -- whose prices are generally more stable. Later, as yields for corporate securities and issues of U.S. government agencies became more attractive relative to yields for Treasuries, we added investments in these instruments. This strategy, plus the addition of mortgage-backed securities and continued focus on non-callable securities, helped enhance the Funds' yields.

Market Outlook

     Fleet Investment Advisors Inc. believes bond prices could improve further in coming months. If GDP growth stays near 2%, as we expect, inflation should remain near 3%. This should further calm investor fears about higher interest rates and help bond prices to edge higher. We believe prices for Treasuries could rise enough to keep long-term yields at or below 6.5% into 1997. Further economic uncertainty, however, could cause temporary fluctuations in prices and yields.

     For this reason, we expect to focus the Galaxy Taxable Bond Funds on securities that tend to outperform in uncertain times. For now, we're keeping the Funds' average maturities near those of their benchmarks and we are looking for additional opportunities in higher-coupon investments. Believing the spreads between yields of corporate and Treasury issues will remain historically tight, we expect to focus on shorter-term corporate bonds, mortgage-backed and asset-backed issues.

Performance At-A-Glance

Total Returns as of October 31, 1996
Retail B Shares*

    Short-Term Bond Fund
    Inception Date 3/4/96

                             [GRAPH APPEARS HERE]
  2.12%

--2.83%

    High Quality Bond Fund
    Inception Date 3/4/96

                             [GRAPH APPEARS HERE]
  1.14%

 -3.74%

*Retail B Shares are subject to a 5.00% Contingent Deferred Sales Charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years. Total returns are from the date of inception.

PORTIFOLIO REVIEWS

[PHOTO OF PERRY VIETH APPEARS HERE]

Perry Vieth

Galaxy Short-Term Bond Fund

Distribution of Total Net Assets
as of October 31, 1996

[GRAPH APPEARS HERE]

Repurchase Agreement &
Net Other Assets & Liabilities 4%

Foreign Bond 1%

Asset-Backed Securities 11%

U.S. Government
& Agency Obligations 26%

Corporate Notes & Bonds 58%


Galaxy Short-Term Bond Fund

By Perry Vieth
Portfolio Manager

     In the 12 months ended October 31, 1996, we added higher yielding securities to the Galaxy Short-Term Bond Fund. During this time, the Fund's Trust Shares earned a total return of 4.91%. During the same period, the Fund's Retail A Shares had a total return of 4.63% before deduction of the maximum 3.75% front-end sales charge. Over the same period, the average short intermediate investment grade bond fund tracked by Lipper Analytical Services ("Lipper") earned a return of 5.54% and the Lehman Brothers One to Three Year Government Bond Index had a return of 5.98%. From their initial public offering on March 4, 1996 through October 31, 1996, the Fund's Retail B Shares had a total return of 2.12% before deduction of the maximum 5.00% contingent deferred sales charge.

Investment Strategy

     When interest rates were falling at the end of 1995, the Fund's portfolio had a "barbelled" maturity structure with investments in zero-coupon Treasury securities and shorter-maturity issues. Such a structure benefits from significant changes in bond prices. At the same time, we also were purchasing securities that could not be called in by their issuers.

     At the start of 1996, after interest rates reversed, we unwound the barbell structure and returned to a neutral weighting along the yield curve. We also added investments in asset-backed securities that offered excellent credit quality and attractive yields. This buffered the Fund against falling prices while helping to maintain its income. In the second quarter, when bond prices and yields were more attractive, we added longer-maturity issues to the portfolio. We then sold these issues after the bond market rallied.

     The Fund's income was enhanced with a significant increase in holdings of high quality corporate issues and asset-backed securities. However, as spreads between yields for corporate and government issues tightened, we replaced some longer-term corporate instruments with U.S. government agency debt, including mortgage pass-through securities. On October 31, 1996, the Fund's Trust Shares had a 30-day SEC annualized yield of 5.17%. On the same date, Retail A Shares had a 30-day SEC annualized yield of 4.72% after deduction of the maximum 3.75% front-end sales charge. On October 31, 1996, Retail B Shares had a 30-day SEC annualized yield of 4.38% after deduction of the maximum 5.00% contingent deferred sales charge.

Looking Ahead

     Given the uncertainty of the economy's strength, we will expect to keep the Fund's average maturity close to that of its market benchmark. In addition, we will most likely maintain the current investment mix in coming months -- keeping sizable positions in asset-backed securities and short-term corporate issues.

Perry Vieth became manager of the Galaxy Short-Term Bond Fund in March of 1996. He has managed fixed-income investments since 1986.

Galaxy Short-Term Bond Fund

Growth of $10,000 investment*

                             [GRAPH APPEARS HERE]

                Lehman Bros.            Galaxy        Galaxy        Galaxy
             One-to-three Years        Retail A    Institutional   Retail B
            Government Bond Index       Shares        Shares        Shares
            ---------------------      --------    -------------   --------
      91           10,000                9,625         10,000
      92           10,542               10,127         10,521
      93           11,150               10,833         11,256
      94           11,280               10,759         11,181
      95           12,276               11,758         12,249       10,000
10/31/96           13,010               12,302         12,850        9,717

 . Lehman Brothers One to Three Year Government Bond Index
 . Galaxy Short-Term Bond Fund-Retail A Shares
 . Galaxy Short-Term Bond Fund-Trust Shares
 . Galaxy Short-Term Bond Fund-Retail B Shares

* Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1996. The Lehman Brothers One to Three Year Government Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

PORTFOLIO REVIEW

[PHOTO OF MARIE SCHOFIELD APPEARS HERE]

Marie Schofield

Galaxy Intermediate
Government
Income Fund

Distribution of Total Net Assets
as of October 31, 1996

                             [GRAPH APPEARS HERE]

Corporate Notes & Bonds 21%

Asset-Backed Securities 9%

Repurchase Agreement
& Net Other Assets & Liabilities 2%

U.S. Government &
Agency Obligations 68%


Galaxy Intermediate
Government Income Fund

By Marie Schofield
Portfolio Manager

     As interest rates rose and bond prices fell, we replaced longer-term issues in the Galaxy Intermediate Government Income Fund with shorter-term issues. This helped to lock in profits earned in the bond rally of 1995 and buffered the Fund against falling prices in 1996. To increase the Fund's income during this time, we added investments in higher-yielding securities.

     For the 12 months ended October 31, 1996, the Fund's Trust Shares had a total return of 3.88%. During the same time, its Retail A Shares had a total return of 3.58% before deduction of the maximum 3.75% front-end sales charge. That compares with a return of 5.14% for the average intermediate investment grade bond fund tracked by Lipper and a return of 5.81% for the Lehman Brothers Intermediate Government/Corporate Bond Index.

Switching Gears

     When bond prices rose at the start of the period, we focused on longer-term securities to increase potential price appreciation and lock in higher yields for a longer period of time. We further enhanced return by adding positions in U.S. Treasury securities, which could not be called as rates fell, and by investing in bonds of high quality U.S. corporations and government agencies with yields that were especially attractive.

     When interest rates rose in 1996, the Fund's strong yield helped offset falling bond prices. As higher interest rates discouraged homeowners from prepaying their mortgages, making mortgage-backed securities more attractive, we added investments in that sector. This, plus larger investments in asset-backed securities and selected corporate bonds of high quality, further enhanced the Fund's yield.

     During this time, we replaced some of the Fund's longer-term securities with shorter-term issues -- whose prices tend to hold up better when interest rates rise. We maintained this strategy as interest rates rose further.

     Throughout the period, we gave greater attention to bonds that would not be called in from time to time by their issuers. This also helped to enhance the Fund's yield. On October 31, 1996, the Fund's Trust Shares had a 30-day SEC annualized yield of 5.83%. On the same date, Retail A Shares had a 30-day SEC annualized yield of 5.30% after deduction of the maximum 3.75% front-end sales charge.

Continued Attention to Income

     Although investors remain nervous about inflation and bond prices may continue to fluctuate, we expect prices gradually to edge higher and will look for new ways to benefit from such gains. For the most part, however, we expect income to constitute the majority of the Fund's return. With sizable investments in asset-backed securities, mortgage-backed securities and high quality corporate bonds, we believe the Fund could enjoy above-average income into next year.

Marie Schofield has managed the Galaxy Intermediate Government Income Fund since December of 1996. She has managed fixed-income investments since 1975. Jim Evans managed the Fund from March of 1996 to December 1996.


Galaxy Intermediate
Government Income Fund

Growth of $10,000 investment*

                             [GRAPH APPEARS HERE]

                   Lehman Bros.
                   Intermediate         Galaxy         Galaxy
               Government/Corporate    Retail A        Trust
                   Bond Shares          Shares         Shares
               --------------------    --------    -------------
      88             10,000              9,625         10,000
      88             10,312             10,000         10,390
      89             11,399             11,023         11,451
      90             12,240             11,250         11,687
      91             13,933             12,977         13,482
      92             15,326             14,398         14,958
      93             16,850             15,414         16,014
      94             16,524             14,733         15,310
      95             18,596             16,626         17,329
10/31/96             19,866             17,221         18,002

 . Lehman Brothers Intermediate Government/Corporate Bond Index
 . Galaxy Intermediate Government Income Fund-Retail A Shares
 . Galaxy Intermediate Government Income Fund-Trust Shares


* Since inception on 9/1/88, Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

PORTFOLIO REVIEW

[PHOTO OF DAVID LINDSAY APPEARS HERE]

David Lindsay

Galaxy Corporate
Bond Fund

Distribution of Total Net Assets
as of October 31, 1996

U.S. Government & Agency Obligations 12%

Foreign Bonds 6%

Other Corporate Notes & Bonds 23%

Finance 22%

Utilities 13%

Transportation 6%

Manufacturing 6%

Asset-Backed Securities 9%

Repurchase Agreement &Net Other Assets & Liabilities 3%


Galaxy Corporate Bond Fund

By David Lindsay
Portfolio Manager

     In the 12 months ended October 31, 1996, we restructured maturities in the Galaxy Corporate Bond Fund to make the most of changing bond prices. We also gave greater emphasis to corporate bonds, which performed relatively well in this environment. With these strategies, the Fund's Trust Shares earned a total return of 5.00%. That compares to returns of 4.82% for the average A-rated corporate bond fund tracked by Lipper and 5.81% for the Lehman Brothers Intermediate Government/Corporate Bond Index, the Fund's benchmark index. At the end of the period, the Fund's Trust Shares had a 30-day SEC annualized yield of 5.90%.

Defending Share Value,
Boosting Yield

     At the end of 1995, when interest rates were bottoming, we used a "barbelled" maturity structure for the Fund's investments. For the most part, we concentrated investments in shorter-term issues, which could outperform the benchmark index when interest rates rose, and in longer-term issues, which could provide the Fund with increased yield.

     As interest rates rose in 1996, we added high-quality, intermediate-term corporates from the finance, telecommunications and retail sectors. This helped the Fund endure the accompanying decline in bond prices relatively well. While prices for corporates fell with the rest of the bond market, an improving economy strengthened the credit quality of corporate issuers and kept corporate prices from falling as much as prices for other bonds.

     We continued to add corporates in the second and third quarters of 1996 -- finding attractive issues from a wide range of industries. We also added asset-backed securities, which had largely been overlooked by investors and had yields that were especially strong.

     At the same time we began to unwind the Fund's barbell maturity structure and give even greater attention to intermediate-term issues. Since these securities had been hit especially hard when interest rates rose, they enjoyed strong gains as rates fell late in the period ended October 31, 1996. Many of the bonds we bought came from the finance, paper, electric utility and broadcasting sectors.

New Opportunities

     We continue to look for high-quality corporates representing good value, although the recent outperformance of corporates has made us quite selective. If the economy slows, as we believe it will, corporates may underperform temporarily. This would give us the opportunity to make additional investments at attractive prices and yields.

     In the meantime, we expect to maintain sizable positions in asset-backed securities. Many banks are using these instruments to finance their growth. This has boosted supplies of asset-backed issues and kept their prices and yields quite appealing.

David Lindsay has managed the Galaxy Corporate Bond Fund since its inception in December of 1994, Galaxy Fund II Treasury Index Fund since 1994, and managed fixed-income portfolios for Fleet Investment Advisors Inc. since 1986.

Galaxy Corporate Bond Fund
Growth of $10,000 investment*

                             [GRAPH APPEARS HERE]

                Lehman Intermediate       Galaxy Institutional
                Corporate Bond Index             Shares
                --------------------      --------------------
      94              10,000                      10,000
      95              10,967                      11,385
10/31/96              11,658                      11,954

 . Lehman Brothers Intermediate Government/Corporate Bond Index
 . Galaxy Corporate Bond Fund-Trust Shares

* Since inception on 12/12/94. The Lehman Brothers Intermediate
  Government/Corporate Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

[LOGO OF THE FLEET GALAXY
 FUND APPERS HERE]

PORTFOLIO REVIEW

Galaxy High Quality
Bond Fund

Distribution of Total Net Assets
as of October 31, 1996

Repurchase Agreement &
Net Other Assets & Liabilities 2%

Asset-Backed Securities 9%

Foreign Bond 2%

Corporate Notes & Bonds 29%

U.S. Government & Agency Obligations 58%


Galaxy High Quality Bond Fund

By Marie Schofield
Portfolio Manager

     The interest rate environment of the last 12 months can best be characterized as volatile, with yields for 30-year Treasury bonds generally fluctuating between 6% and 7%. The period began with long-term yields near 6.25% and ended with long-term yields near 6.75%. Such yield volatility generally affects the prices of longer-term bonds more than the prices of short-term bonds. The Galaxy High Quality Bond Fund adapted to this changing environment by using defensive maturity strategies when interest rates were low and rising and extending maturities when rates were near the high end of the range.

     This was in keeping with our active duration discipline, which reviews "real" bond yields, or yields minus inflation. Under this discipline we look to be opportunistic and lengthen the average maturity and duration of the Fund when real yields are high and look attractive -- which is currently around 7%. When real yields are less attractive, we generally have a neutral to shorter maturity structure.

     For the 12 months ended October 31, 1996, the Fund's Trust Shares produced a total return of 4.46%. During the same period, Retail A Shares produced a total return of 4.24% before deduction of the maximum 3.75% front-end sales charge. Over the same time, the average A-rated corporate bond fund tracked by Lipper had a total return of 4.82% and the Lehman Brothers Long-Term Government/ Corporate Bond Index had a return of 4.39%. For the period since their intial public offering on March 4, 1996 through October 31, 1996, the Fund's Retail B Shares produced a total return of 1.14% before deduction of the maximum 5.00% contingent deferred sales charge.

     On October 31, 1996, the Fund's Trust Shares had a 30-day SEC annualized yield of 5.72%. On the same date, Retail A Shares had a 30-day SEC annualized yield of 5.29% after deduction of the maximum 3.75% front-end sales charge. On October 31, 1996, the Fund's Retail B Shares had a 30-day SEC annualized yield of 5.00% after deduction of the maximum 5.00% contingent deferred sales charge.

Restructuring Maturities

     In the falling rate environment at the end of 1995, we emphasized longer, non-call maturities and zero-coupon bonds. This both enhanced the Fund's potential for capital gains and helped to lock in higher yields. When interest rates began to rise along with accelerating economic growth during the first quarter of 1996, we replaced securities with longer maturities and durations with short-term issues of high quality.

PORTFOLIO REVIEWS

     As a further defensive measure, we restructured the Fund's portfolio in the second quarter to spread maturities across the yield curve -- thereby reducing the Fund's concentration in intermediate-term maturities. Purchases of shorter-term issues included "AAA"-rated asset-backed securities and corporate debt with top credit ratings and attractive yields. We also purchased government mortgage-backed securities, which offered incremental yield and stable cash flows. These issues had grown more appealing as higher interest rates discouraged home loan prepayments.

     In the third quarter, we reduced holdings in longer-term corporate bonds due to our concerns over the widening in the spreads between their yields and those of government issues and the related underperformance that could occur. We continued to emphasize shorter-term corporates, which would be less affected by changing yield spreads. With long-term yields near the 7.0% threshold, we lengthened the average maturity and duration of the Fund slightly with the purchase of longer-maturity Treasury bonds. As rates fell toward 6.75% near the end of the fourth quarter, we took gains in these issues and adopted a more neutral maturity position.

Future Strategies

     In keeping with our active duration discipline, we expect to make similar adjustments in the coming months. As before, we will monitor yield spreads among the different market sectors to find investments that offer the best relative value.

Marie Schofield has managed the Galaxy High Quality Bond Fund since March of 1996. She has managed fixed-income investments since 1975.

Galaxy High Quality Bond Fund
Growth of $10,000 investment*

                             [GRAPH APPEARS HERE]

                 Lehman Brothers          Galaxy       Galaxy        Galaxy
              Long-Term Government/      Retail A   Institutional   Retail B
               Corporate Bond Index       Shares       Shares        Shares
              ---------------------      --------   -------------   --------
      90             10,000                9,625        10,000
      91             11,155               10,951        11,003
      92             12,329               11,684        12,139
      93             14,009               13,510        14,037
      94             13,359               12,374        12,859
      95             16,856               14,658        15,259        10,000
10/31/96             17,355               15,280        15,939         9,626

 . Lehman Brothers Long-Term Government/Corporate Bond Index
 . Galaxy High Quality Bond Fund-Retail A Shares
 . Galaxy High Quality Bond Fund-Trust Shares
 . Galaxy High Quality Bond Fund-Retail B Shares

* Since inception on 12/14/90 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1996. The Lehman Brothers Long-Term Government/Corporate Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.
-------------------------------------------------------------------------------
Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser is presently waiving fees and/or reimbursing expenses and may revise or discontinue such practice at any time. Without such waivers and/or reimbursements, performance would be lower. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures in this report include changes in share price, the effect of sales charges, where applicable, and reinvestment of dividends and capital gains distributions, if any.

                             Short-Term Bond Fund
                             PORTFOLIO OF INVESTMENTS
[LOGO OF THE GALAXY FUND      October 31, 1996
 APPEARS HERE]

                                                                      Value
  Par Value                                                          (Note 2)
-------------                                                      ------------
CORPORATE NOTES AND BONDS - 58.03%
                  Finance - 34.65%

$ 1,000,000       American General Finance Corp
                  7.70%, 11/15/97 ..................................$  1,018,759
  1,500,000       Associates Corp. of North America
                  6.25%, 03/15/99 ..................................   1,507,500
  3,000,000       Associates Corp. of North America
                  5.25%, 03/30/00 ..................................   2,902,500
  5,000,000       CIT Group Holdings, Inc., MTN
                  6.20%, 04/15/98 ..................................   5,025,000
  2,000,000       Commercial Credit Co
                  8.50%, 02/15/98 ..................................   2,065,000
  1,000,000       Commercial Credit Co.
                  6.70%, 08/01/99 ..................................   1,012,500
  2,000,000       Ford Motor Credit Co.
                  6.38%, 10/06/00 ..................................   1,995,000
  2,500,000       General Electric Capital Corp., MTN
                  5.48%, 03/01/99 ..................................   2,471,875
  5,000,000       General Motors Acceptance Corp.
                  8.00%, 10/01/99 ..................................   5,225,000
  3,000,000       Household Finance Corp.
                  7.75%, 06/15/97 ..................................   3,040,287
  3,000,000       Norwest Financial, Inc., MTN
                  6.68%, 09/15/99 ..................................   3,045,000
  2,500,000       Pitney Bowes Credit Corp., MTN
                  6.54%, 07/15/99 ..................................   2,525,000
                                                                     -----------
                                                                      31,833,421
                                                                     -----------


                  Consumer Staples - 10.03%

  2,000,000       American Home Products Corp.
                  7.70%, 02/15/00 ..................................   2,085,000
  1,000,000       Coca-Cola Enterprises, Inc.
                  7.00%, 11/15/99 ..................................   1,022,500
  1,000,000       Procter & Gamble Co.
                  6.85%, 06/01/97 ..................................   1,005,929
  5,000,000       Sears Roebuck & Co., MTN
                  7.40%, 03/16/98 ..................................   5,100,000
                                                                     -----------
                                                                       9,213,429
                                                                     -----------

                  Banking - 8.97%

  1,000,000       BankAmerica Corp.
                  6.00%, 07/15/97 ..................................   1,002,309
  5,200,000       NationsBank Corp.
                  7.50%, 02/15/97 ..................................   5,229,739
  2,000,000       Society National Bank
                  7.13%, 04/15/97 ..................................   2,014,340
                                                                     -----------
                                                                       8,246,388
                                                                     -----------

                  Aerospace - 3.30%

  3,000,000       Lockheed Martin Corp.
                  6.63%, 06/15/98 ..................................  3,033,750
                                                                     ----------

                  Telephone and Telecommunications - 1.08%

$ 1,000,000       New York Telephone Co.
                  5.25%, 09/01/98 ..................................$   988,750
                                                                    -----------
                  Total Corporate Notes and Bonds .................. 53,315,738
                  (Cost $53,065,447)                                -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 25.98%

                  U.S. Treasury Notes - 11.19%

  1,250,000       7.38%, 11/15/97 ..................................  1,272,549
  5,000,000       5.88%, 08/15/98 ..................................  5,013,293
  3,000,000       5.50%, 11/15/98 ..................................  2,985,657
  1,000,000       6.38%, 05/15/99 ..................................  1,012,179
                                                                    -----------
                                                                     10,283,678
                                                                    -----------

                  Federal Home Loan Mortgage Corporation- 8.77%

  3,000,000       5.18%, 11/22/96, Discount Note ...................  2,990,490
  4,731,445       5.50%, 12/01/99, Pool #G50277 ....................  4,721,093
    355,238       7.00%, 05/01/19, Pool #D29158 ....................    349,576
                                                                    -----------
                                                                      8,061,159
                                                                    -----------

                  Federal Home Loan Bank - 3.12%

    400,000       6.85%, 02/25/97 ..................................    401,936
  2,500,000       6.00%, 01/18/01 ..................................  2,460,550
                                                                    -----------
                                                                      2,862,486
                                                                    -----------

                  Federal National Mortgage Association - 2.90%

    200,000       6.05%, 01/12/98 ..................................    200,754
  2,500,000       5.32%, 02/10/99, MTN .............................  2,462,523
                                                                    -----------
                                                                      2,663,277
                                                                    -----------
                  Total U.S. Government
                   and Agency Obligations .......................... 23,870,600
                  (Cost $23,671,807)                                -----------

ASSET-BACKED SECURITIES - 10.90%

  5,000,000       Premier Auto Trust
                  1996-1 Asset Backed Note, Class A-3
                  6.00%, 10/06/99 ..................................  5,002,295
  3,000,000       Sears Credit Account Master Trust
                  6.50%, 10/15/03 ..................................  3,033,657
  2,000,000       Standard Credit Card Master Trust II
                  1993-3 Participation Certificate, Class A
                  5.50%, 02/07/00 ..................................  1,976,294
                                                                    -----------
                  Total Asset-Backed Securities .................... 10,012,246
                  (Cost $9,950,333)                                 -----------

                       See Notes to Financial Statements.

                             Short-Term Bond Fund
                             PORTFOLIO OF INVESTMENTS (continued)
[LOGO OF THE GALAXY FUND     October 31, 1996
 APPEARS HERE]

                                                                     Value
    Par Value                                                       (Note 2)
 ---------------                                                  ------------

FOREIGN BOND - 1.04%
$    900,000       Export-Import Bank of Japan
                   Yankee Debenture
                   8.35%, 12/01/99 ..............................   $ 955,125
                                                                    ---------
                   Total Foreign Bond ...........................     955,125
                   (Cost $959,670)                                  ---------

REPURCHASE AGREEMENT - 3.39%

   3,114,281       Chase Securites, Inc.
                   5.45%, 11/01/96, Dated 10/31/96
                   Repurchase Price $3,114,752
                   (Collateralized By
                   U.S. Treasury Bond 7.25%
                   Due 05/15/2016;
                   Total Par Value $2,925,000;
                   Total Market Value $3,196,636) ...............   3,114,281
                                                                  -----------
                   Total Repurchase Agreement ...................   3,114,281
                   (Cost $3,114,281)                              -----------

Total Investments - 99.34%.......................................  91,267,990
(Cost $90,761,538)                                                -----------
Net Other Assets and Liabilities - 0.66% ........................     607,464
                                                                  -----------
Net Assets - 100.00% ............................................$ 91,875,454
                                                                  ===========
------------------------------------------
MTN Medium Term Note

                       See Notes to Financial Statements.

                      Intermediate Government Income Fund
                      PORTFOLIO OF INVESTMENTS
[LOGO OF THE GALAXY   October 31, 1996
 FUND APPEARS HERE]

                                                          Value
  Par Value                                              (Note 2)
-------------                                           ----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 68.14%

               Federal Home Loan
                Mortgage Corporation - 15.28%
$ 5,348,917    7.00%, 11/01/00, Pool #G50300......... $ 5,410,761
  5,825,351    7.50%, 10/01/09, Pool #E62671.........   5,930,935
 14,203,981    7.00%, 12/01/10, Pool #E00407.........  14,239,491
 19,543,173    6.50%, 03/01/11, Pool #E00420.........  19,256,123
                                                     ------------
                                                       44,837,310
                                                     ------------

               U.S. Treasury Bonds - 13.49%

 20,000,000   11.13%, 08/15/03.......................  25,361,380
 11,000,000   10.75%, 08/15/05.......................  14,228,269
                                                     ------------
                                                       39,589,649
                                                     ------------

              U.S. Treasury Notes - 12.99%

 10,000,000   6.13%, 05/15/98........................  10,070,200
 20,000,000   6.88%, 08/31/99........................  20,504,980
  7,500,000   6.25%, 08/31/00........................   7,559,993
                                                     ------------
                                                       38,135,173
                                                     ------------

              Federal National
               Mortgage Association - 11.93%

 12,000,000   8.42%, 10/20/04, MTN...................  12,260,028
 10,000,000   8.00%, 04/13/05, Pass-thru Certificate,
              Pool #313180...........................  10,154,190
  7,123,864   6.00%, 10/01/09, Pool #303344..........   6,867,847
  5,555,000   8.00%, 10/01/09........................   5,726,855
                                                     ------------
                                                       35,008,920
                                                     ------------

              U.S. Government Backed Bonds - 7.23%


 10,000,000   Small Business Administration
              Participation Certificates
              Series SBIC-PS 1995-10B
              7.25%, 05/10/05........................   9,825,000
  5,000,000   State of Israel
              6.38%, 08/15/01........................   5,012,500
  6,450,000   State of Israel, Series 6-A Note
              6.05%, 08/15/00........................   6,393,563
                                                     ------------
                                                       21,231,063
                                                     ------------

              Government National
               Mortgage Association - 7.22%

    779,952   7.50%, 09/15/07, Pool #329067..........     796,282
  2,842,124   7.50%, 10/15/07, Pool #332722..........   2,901,629
  1,471,784   7.50%, 03/15/08, Pool #347309..........   1,502,599
  1,597,093   7.50%, 12/15/08, Pool #345085..........   1,630,531
  9,375,050   6.50%, 07/15/09, Pool #780357..........   9,272,505
  4,743,816   9.00%, 12/15/17, Pool #780047..........   5,093,673
                                                     ------------
                                                       21,197,219
                                                     ------------
              Total U.S. Government
               and Agency Obligations................ 199,999,334
              (Cost $198,865,096)                    ------------

                                                          Value
  Par Value                                              (Note 2)
-------------                                           ----------

CORPORATE NOTES AND BONDS - 21.42%

              Finance - 11.41%

$ 7,500,000   Associates Corp. N.A., MTN
              6.00%, 03/15/99........................$  7,500,000
  5,000,000   Commercial Credit Co., Note
              5.55%, 02/15/01........................   4,837,500
  5,000,000   Ford Motor Credit Co., Sr. Note
              6.25%, 11/08/00........................   4,962,500
  6,000,000   General Motors Acceptance Corp.
              7.13%, 06/01/99........................   6,127,500
  5,000,000   IBM Credit Corp., MTN
              5.86%, 07/28/98........................   4,987,500
  5,000,000   Pitney Bowes Credit Corp., Series C, MTN
              6.78%, 07/16/01........................   5,075,000
                                                     ------------
                                                       33,490,000
                                                     ------------

              Banking - 7.78%

  7,500,000   Bank One Milwaukee
              National Association, MTN
              6.35%, 03/19/01........................   7,490,625
  7,550,000   Branch Banking & Trust Co., Sr. Note
              5.70%, 02/01/01........................   7,351,813
  8,000,000   NationsBank Texas,
              National Association, Sr. Note, MTN
              6.35%, 03/15/01........................   7,980,000
                                                     ------------
                                                       22,822,438
                                                     ------------


              Healthcare - 1.72%

  5,000,000   Columbia/HCA Healthcare Corp.
              6.50%, 03/15/99........................   5,043,750
                                                     ------------


              Retail - 0.51%

  1,500,000   May Department Stores
              6.88%, 11/01/05........................   1,500,000
                                                     ------------
              Total Corporate Notes and Bonds........  62,856,188
              (Cost $62,084,373)                     ------------

ASSET-BACKED SECURITIES - 9.22%

  5,000,000   Ford Credit Owner Trust
              Series 1996-A, Class A-3
              6.50%, 11/15/99........................   5,053,265
    750,000   Guaranteed Trade Trust
              Series 1993-A, Class A
              4.86%, 04/01/98........................     747,186
  6,500,000   MBNA Master Credit Card Trust
              Series 1993-3, Class A
              5.40%, 09/15/00........................   6,419,387
  5,000,000   Signet Credit Card Master Trust
              1993-1 Credit Card Participation
              Certificate, Class A
              5.20%, 02/15/02........................   4,921,765

                       See Notes to Financial Statements.

                      Intermediate Government Income Fund
                      PORTFOLIO OF INVESTMENTS (continued)
[LOGO OF THE GALAXY   October 31, 1996
 FUND APPEARS HERE]


                                                                     Value
   Par Value                                                        (Note 2)
---------------                                                    ----------
$  5,000,000      Standard Credit Card Master Trust I
                  Series 1993-3 Participation Certificate
                  Class A, Eurodollar
                  5.50%, 02/07/00...........................      $  4,940,735
   5,000,000      Standard Credit Card Master Trust I
                  Series 1995-10 Participation Certificate
                  Class A
                  5.90%, 02/07/01...........................          4,977,020
                                                                 --------------
                  Total Asset-Backed Securities.............         27,059,358
                  (Cost $26,868,281)                             --------------

REPURCHASE AGREEMENT - 1.14%

   3,333,250      Chase Securities, Inc.
                  5.45%, 11/01/96, Dated 10/31/96
                  Repurchase Price $3,333,755
                  (Collateralized by U.S. Treasury Bond
                  7.25% Due 05/15/2016;
                  Total Par Value $3,130,000;
                  Total Market Value $3,420,673)............          3,333,250
                                                                 --------------
                  Total Repurchase Agreement................          3,333,250
                  (Cost $3,333,250)                              --------------

Total Investments - 99.92%..................................        293,248,130
(Cost $291,151,000)                                              --------------
Net Other Assets and Liabilities - 0.08%....................            242,679
                                                                 --------------

Net Assets - 100.00%........................................     $  293,490,809
                                                                 ==============

-----------------------------------
MTN     Medium Term Note


                       See Notes to Financial Statements.

                                     Corporate Bond Fund
   [LOGO OF FLEET GALAXY FUND        PORTFOLIO OF INVESTMENTS
         APPEARS HERE]               October 31, 1996

                                                              Value
 Par Value                                                   (Note 2)
------------                                                ----------
CORPORATE NOTES AND BONDS - 69.88%
                  Finance - 22.12%

$  600,000        Ameritech Capital Funding
                  7.50%, 04/01/05........................   $  627,750
   100,000        Aristar, Inc.
                  6.30%, 07/15/00........................       99,625
   750,000        Associates Corp. of North America
                  8.38%, 01/15/98........................      772,500
   500,000        Associates Corp. of North America
                  5.25%, 09/01/98........................      494,375
 1,000,000        Caterpillar Financial Services Corp.
                  6.87%, 11/30/99........................    1,017,500
 1,000,000        Chase Manhattan Corp.
                  6.63%, 01/15/98........................    1,008,750
   300,000        Chrysler Building New York, Inc.
                  9.13%, 05/01/99........................      320,625
 1,000,000        CIT Group Holdings, Inc., MTN
                  6.20%, 04/15/98........................    1,005,000
   750,000        Commercial Credit Co.
                  6.70%, 08/01/99........................      759,375
   300,000        Commercial Credit Co.
                  8.70%, 06/15/09........................      343,125
 1,000,000        Commercial Credit Co.,
                  Debenture
                  9.60%, 05/15/99........................    1,080,000
   500,000        Dean Witter Discover & Co.
                  6.75%, 08/15/00........................      506,250
   600,000        Dow Capital BV, Debenture
                  9.00%, 05/15/10........................      687,750
   600,000        Fletcher Challenge Financial USA, Inc.
                  9.80%, 06/15/98........................      634,500
 1,000,000        Ford Motor Credit Co.
                  8.88%, 06/15/99........................    1,063,750
   500,000        Ford Motor Credit Co.
                  6.85%, 08/15/00........................      506,250
   500,000        Ford Motor Credit Co., Sr. Note
                  6.25%, 11/08/00........................      496,250
   150,000        General Motors Acceptance Corp.
                  5.63%, 02/01/99........................      148,312
   160,000        General Motors Acceptance Corp.
                  9.38%, 04/01/00........................      174,200
   200,000        General Motors Acceptance Corp.
                  9.63%, 05/15/00........................      219,750
   200,000        General Motors Acceptance Corp.
                  9.63%, 12/15/01........................      227,000
 1,300,000        General Motors Acceptance Corp.
                  8.88%, 06/01/10........................    1,516,125
 1,800,000        General Motors Acceptance Corp.,
                  MTN
                  7.50%, 06/01/99........................    1,854,000
   350,000        Great Western Financial Corp.
                  6.13%, 06/15/98........................      351,312
   525,000        Great Western Financial Corp.
                  6.38%, 07/01/00........................      524,344
 1,000,000        Household Finance Corp.
                  8.95%, 09/15/99........................    1,070,000
 1,000,000        International Lease Finance Corp.
                  6.13%, 11/01/99........................      996,250

                  Finance (continued)



                                                              Value
 Par Value                                                   (Note 2)
------------                                                ----------
$  1,000,000      Norwest Financial, Inc.
                  6.88%, 06/15/00........................   $1,017,500
     600,000      NZI Capital Corp.
                  8.25%, 03/15/97........................      605,471
   1,000,000      Pitney Bowes Credit Corp., MTN
                  6.54%, 07/15/99........................    1,010,000
     250,000      Textron Financial Corp., MTN
                  9.45%, 04/10/01........................      275,938
     300,000      Travelers Group, Inc.
                  6.13%, 06/15/00........................      295,875
     250,000      Travelers Group, Inc.
                  6.63%, 09/15/05........................      246,250
   1,000,000      Travelers Group, Inc.
                  6.88%, 06/01/25........................    1,003,750
     620,000      United States Leasing International, Inc.
                  8.75%, 12/01/01........................      679,675
     180,000      USL Capital Corp.
                  8.13%, 02/15/00........................      188,550
                                                            ----------
                                                            23,827,677
                                                            ----------

                  Utilities - 12.65%

     500,000      Alabama Power Co.
                  6.38%, 08/01/99........................      503,125
     300,000      Baltimore Gas & Electric Co.
                  8.40%, 10/15/99........................      317,625
   1,000,000      Baltimore Gas & Electric Co.
                  8.38%, 08/15/01........................    1,078,750
   1,000,000      Cincinnati Gas & Electric Co.
                  5.80%, 02/15/99........................      990,000
     300,000      Consumers Power Co.
                  8.75%, 02/15/98........................      309,750
   1,080,000      Cox Communications, Inc.
                  6.38%, 06/15/00........................    1,077,300
     383,000      Cox Communications, Inc.
                  6.50%, 11/15/02........................      380,606
   1,000,000      Florida Power & Light Co.
                  5.50%, 07/01/99........................      981,250
     455,000      GTE California, Inc.
                  6.75%, 03/15/04........................      455,569
     350,000      GTE Corp.
                  9.38%, 12/01/00........................      385,437
     500,000      GTE Florida, Inc.
                  6.25%, 11/15/05........................      481,875
     400,000      GTE South, Inc., Series B, Debenture
                  7.25%, 08/01/02........................      414,500
   1,500,000      GTE Southwest, Inc.
                  6.00%, 01/15/06........................    1,415,625
     600,000      Hydro-Quebec
                  11.75%, 02/01/12.......................      831,750
     150,000      Kansas Gas & Electric Co.
                  6.50%, 08/01/05........................      145,500
     100,000      Orange & Rockland Utilities, Inc.
                  9.38%, 03/15/00........................      108,500
     300,000      Orange & Rockland Utilities, Inc.,
                  Debenture
                  6.50%, 10/15/97........................      301,875




                       See Notes to Financial Statements.

                                       Corporate Bond Fund
     [LOGO OF FLEET GALAXY FUND        PORTFOLIO OF INVESTMENTS (continued)
           APPEARS HERE]               October 31, 1996


                                                              Value
 Par Value                                                   (Note 2)
------------                                                ----------

                  Utilities (continued)

$    180,000      Peco Energy Corp.
                  9.25%, 10/01/99........................ $    193,950
     200,000      Public Service Electric & Gas Co.,
                  Series II
                  7.63%, 02/01/00........................      207,000
     365,000      Public Service Electric & Gas Co.,
                  Series KK
                  6.88%, 06/01/97........................      367,281
     300,000      Sprint Corp.
                  9.75%, 04/01/00........................      330,750
   1,000,000      Texas Utilities Electric Co.
                  5.75%, 07/01/98........................      996,250
     250,000      Unicom Corp.
                  9.38%, 02/15/00........................      270,625
     500,000      Virginia Electric & Power Co.
                  6.25%, 08/01/98........................      502,500
     250,000      Virginia Electric & Power Co., MTN
                  9.40%, 05/27/99........................      266,590
     300,000      Virginia Electric & Power Co.,
                  Series 1992 D
                  7.63%, 07/01/07........................      316,125
                                                          ------------
                                                            13,630,108
                                                          ------------

                  Transportation - 6.01%

     250,000      Atchinson, Topeka & Santa Fe
                  Railway Co., Series X
                  6.00%, 07/01/00........................      246,875
     800,000      Carnival Corp.
                  5.75%, 03/15/98........................      799,000
     500,000      Carnival Corp.
                  6.15%, 10/01/03........................      487,500
     300,000      CSX Corp.
                  9.50%, 08/01/00........................      331,125
     200,000      Federal Express Corp.
                  10.00%, 04/15/99.......................      216,250
   1,000,000      Hertz Corp.
                  9.75%, 02/01/98........................    1,046,250
     150,000      Hertz Corp.
                  6.00%, 02/01/01........................      147,000
   1,100,000      Lockheed Martin Corp.
                  5.88%, 03/15/98........................    1,100,000
     500,000      Southwest Airlines Co.
                  9.40%, 07/01/01........................      554,375
     300,000      Southwest Airlines Co.
                  8.00%, 03/01/05........................      318,750
     250,000      Union Pacific Corp.
                  7.60%, 05/01/05........................      262,187
   1,000,000      Union Pacific Corp.
                  6.40%, 02/01/06........................      970,000
                                                          ------------
                                                             6,479,312
                                                          ------------


                                                              Value
 Par Value                                                  (Note 2)
-----------                                                ----------
                  Manufacturing - 5.71%

$  500,000        Crown Cork & Seal, Inc.
                  8.38%, 01/15/05........................  $  539,375
 1,375,000        Georgia-Pacific Corp.
                  9.95%, 06/15/02........................   1,577,813
 1,000,000        International Paper Co.
                  7.63%, 08/01/04........................   1,045,000
   500,000        Loral Corp.
                  7.63%, 06/15/04........................     518,125
 1,500,000        Raytheon Co.
                  6.50%, 07/15/05........................   1,477,500
 1,000,000        Snap-On, Inc.
                  6.63%, 10/01/05........................     997,500
                                                           ----------
                                                            6,155,313
                                                           ----------

                  Consumer Staples - 4.69%

   250,000        American Home Products Corp.
                  7.90%, 02/15/05.......................      267,500
   150,000        Becton Dickinson & Co.
                  8.80%, 03/01/01.......................      163,125
   400,000        Champion International Corp.
                  7.10%, 09/01/05.......................      401,000
 1,000,000        Dillard Department Stores, Inc.
                  7.38%, 06/15/99.......................    1,026,250
 1,000,000        Lilly (Eli) & Co.
                  7.13%, 06/01/25.......................      987,500
   300,000        Limited, Inc.
                  9.13%, 02/01/01.......................      323,625
   250,000        Penney (J.C.) & Co., Inc.
                  9.05%, 03/01/01.......................      274,062
 1,000,000        Penney (J.C.) & Co., Inc., MTN
                  6.38%, 09/15/00.......................      998,750
   300,000        Seagram Ltd., Debenture
                  6.50%, 04/01/03.......................      297,750
   300,000        Sears Roebuck & Co., Series V, MTN
                  9.31%, 07/24/98.......................      316,125
                                                           ----------
                                                            5,055,687
                                                           ----------

                  Banking - 3.46%

   305,000        Bank of New York, Inc.
                  7.88%, 11/15/02......................       324,444
 1,000,000        Bank One Milwaukee
                  National Association, MTN
                  6.35%, 03/19/01......................       998,750
 1,000,000        Branch Banking & Trust Co., Sr. Note
                  5.70%, 02/01/01......................       973,750
 1,000,000        National City Bank of Kentucky
                  6.30%, 02/15/11......................       920,000
   500,000        Wachovia Corp.
                  7.00%, 12/15/99......................       512,500
                                                           ----------
                                                            3,729,444
                                                           ----------

                      See Notes to Financial Statements.

[LOGO OF THE GALAXY FUND APPEARS HERE]


                              Corporate Bond Fund
                     PORTFOLIO OF INVESTMENTS (continued)
                               October 31, 1996






                                                 Value
 Par Value                                     (Note 2)
-----------                                   ----------
                Insurance - 3.01%

$    210,000    American General Corp.
                9.63%, 07/15/00..............  $   231,525
     341,000    Chubb Corp., Debenture
                8.75%, 11/15/99..............      363,591
   1,000,000    ITT Hartford Group, Inc.
                6.38%, 11/01/02..............      985,000
     750,000    Progressive Corp., Ohio
                10.00%, 12/15/00.............      841,875
     150,000    Progressive Corp., Ohio
                6.60%, 01/15/04..............      148,125
     300,000    Torchmark Corp.
                9.63%, 05/01/98..............      314,625
     340,000    Transamerica Corp.
                9.88%, 01/01/98..............      354,875
                                               -----------
                                                 3,239,616
                                               -----------

                Oil, Gas and Petroleum - 3.00%

     300,000    Anadarko Petroleum Corp., Debenture
                6.75%, 03/15/03..............      302,250
     500,000    Atlantic Richfield Co., Debenture
                10.88%, 07/15/05.............      628,125
   1,000,000    Burlington Resources, Inc., Debenture
                6.88%, 02/15/26..............      923,750
     300,000    Enron Corp.
                10.00%, 06/01/98.............      316,875
     100,000    Occidental Petroleum Corp.
                10.13%, 11/15/01.............      114,375
     300,000    Phillips Petroleum Co.
                9.00%, 06/01/01..............      328,875
     300,000    Sun Co., Inc.
                7.13%, 03/15/04..............      302,250
     150,000    Texaco Capital, Inc.
                8.65%, 01/30/98..............      155,063
     150,000    Unocal Corp., Series A, MTN
                9.25%, 08/02/99..............      161,063
                                                ----------
                                                 3,232,626
                                                ----------

                Basic Materials - 2.47%

      560,000   Alcan Aluminum, Ltd.
                5.88%, 04/01/00..............      552,300
      400,000   Cyprus Amax Minerals Co.
                10.13%, 04/01/02.............      458,500
      360,000   Reynolds Metals Co., Debenture
                9.38%, 06/15/99..............      386,100
    1,000,000   Weyerhaeuser Co.
                8.38%, 02/15/07..............    1,116,250
      150,000   Weyerhaeuser Co., Debenture
                7.13%, 07/15/23..............      145,313
                                                ----------
                                                 2,658,463
                                                ----------

                Processed Foods - 2.37%

$   1,600,000   CPC International, Inc.
                6.15%, 01/15/06..............   $1,532,000
    1,000,000   Sysco Corp.
                7.00%, 05/01/06..............    1,018,750
                                                ----------
                                                 2,550,750
                                                ----------

                Consumer Cyclicals - 2.21%

      600,000   Armstrong World Industries, Inc.
                9.75%, 04/15/08..............      718,500
      100,000   Comdisco, Inc.
                9.75%, 01/15/97..............      100,774
      100,000   Comdisco, Inc.
                6.50%, 06/15/00..............      100,000
    1,000,000   New York Times Co.
                7.63%, 03/15/05..............    1,060,000
      150,000   Times Mirror Co., Debenture
                7.50%, 07/01/23..............      152,625
      100,000   Whitman Corp.
                7.50%, 08/15/01..............      103,000
      150,000   Whitman Corp.
                6.50%, 02/01/06..............      143,438
                                                ----------
                                                 2,378,337
                                                ----------

                Technology - 1.40%

    1,500,000   International Business Machines Corp.
                6.38%, 06/15/00..............    1,503,750
                                                ----------

                Industrial - 0.67%

      726,000   Fischbach Corp.
                4.75%, 04/01/97..............      723,046
                                                ----------

                Capital Goods - 0.11%

      104,000   Alco Standard Corp.
                8.88%, 04/15/01..............      112,970
                                                ----------
                Total Corporate Notes and Bonds 75,277,099
                                                ----------
                (Cost $75,175,887)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 11.99%

                Federal National Mortgage Association - 4.55%

       25,756   8.00%, 01/01/99, Pool #145891....   26,424
      223,162   7.50%, 11/07/07, Pool #188629....  226,928
      168,085   5.00%, 08/01/10, Series A-1, CMO.  154,953
        1,954   12.50%, 12/01/13, Pool #2443.....    2,225




                      See Notes to Financial Statements.

                              Corporate Bond Fund
                              PORTFOLIO OF INVESTMENTS (continued)
[LOGO OF THE GALAXY           October 31, 1996
 FUND APPEARS HERE]

                                                                       Value
  Par Value                                                           (Note 2)
 -----------                                                         ----------
                   Federal National
                    Mortgage Association (continued)

$    3,885,036     6.00%, 11/01/23, Pool #50940................. $     3,620,368
       907,024     6.50%, 12/01/23, Pool #50946.................         868,191
                                                                 ---------------
                                                                       4,899,089
                                                                 ---------------

                   U.S. Treasury Notes - 2.72%

       500,000     6.00%, 12/31/97..............................         502,570
     1,086,000     8.88%, 11/15/98..............................       1,150,366
       750,000     6.38%, 01/15/99..............................         759,652
       500,000     7.13%, 02/29/00..............................         517,439
                                                                 ---------------
                                                                       2,930,027
                                                                 ---------------

                   U.S. Treasury Bonds - 2.66%

     2,000,000     11.63%, 11/15/02.............................       2,546,478
       300,000     7.25%, 05/15/16..............................         317,817
                                                                 ---------------
                                                                       2,864,295
                                                                 ---------------

                   Federal Home Loan
                    Mortgage Corporation - 1.63%

        57,512     8.75%, 08/01/01, Pool #220011................          59,256
       127,810     7.00%, 06/01/04, Pool #189683................         125,773
       117,944     7.50%, 08/01/08, Pool #181313................         118,424
        40,326     7.00%, 05/01/16, Pool #272046................          39,683
       225,339     7.00%, 02/01/17, Pool #289284................         221,747
       142,130     8.90%, 05/15/19, Series 82,
                   Class C, CMO.................................         143,712
       165,880     8.00%, 07/01/21, Pool #C00068................         169,664
        88,665     8.00%, 10/01/21, Pool #D11045................          90,688
       265,462     7.00%, 10/01/22, Pool # C00184...............         261,231
       268,677     7.00%, 02/01/23, Pool #C00213................         264,394
       283,630     6.00%, 09/01/23, Pool #D41208................         264,662
                                                                 ---------------
                                                                       1,759,234
                                                                 ---------------

                   Government National
                    Mortgage Association - 0.43%

       149,951     9.00%, 09/15/04, Pool #003669................         158,666
        75,282     9.00%, 12/15/08, Pool #027562................          79,658
       226,678     8.00%, 05/15/22, Pool #319062................         231,920
                                                                 ---------------
                                                                         470,244
                                                                 ---------------
                   Total U.S. Government and
                    Agency Obligations..........................      12,922,889
                                                                 ---------------
                   (Cost $13,007,014)

ASSET-BACKED SECURITIES - 8.90%

$    1,000,000     Chemical Master Credit Card Trust I,
                   Series 1996-1, Class A
                   5.55%, 09/15/03.............................. $       973,925
     1,000,000     Ford Credit Auto Loan Master Trust,
                   Series 1995-1, Class A
                   6.50%, 08/15/02..............................       1,006,100
     1,000,000     Ford Credit Owner Trust
                   Series 1996-A, Class A-3
                   6.50%, 11/15/99..............................       1,010,653
     1,489,361     Guaranteed Export Trust Certificates
                   Series 1993-D, Class A
                   5.23%, 05/15/05..............................       1,429,783
       750,000     Guaranteed Trade Trust
                   Series 1993-A, Class A
                   4.86%, 04/01/98..............................         747,186
     1,000,000     NationsBank Auto Owner Trust
                   Series 1996-A, Class A-3
                   6.38%, 07/15/00..............................       1,006,563
     1,000,000     Premier Auto Trust
                   Series 1996-3, Class A-3
                   6.50%, 03/06/00..............................       1,009,097
       600,000     Standard Credit Card Trust, Series 1990-3
                   Class A
                   9.50%, 05/10/97..............................         612,029
     1,800,000     Standard Credit Card Master Trust I,
                   Series 1995-10 Participation Certificate,
                   Class A
                   5.90%, 02/07/01..............................       1,791,727
                                                                 ---------------
                   Total Asset-Backed Securities                       9,587,063
                                                                 ---------------
                   (Cost $9,562,220)

FOREIGN BONDS - 5.76%

     1,000,000     Korea Development Bank
                   6.25%, 05/01/00..............................         992,500
       300,000     Manitoba Province of Canada,
                   Series BM, Debenture
                   9.13%, 01/15/18..............................         363,375
       300,000     Manitoba Province of Canada,
                   Debenture
                   8.80%, 01/15/20..............................         354,375
     1,000,000     Province of Newfoundland
                   7.32%, 10/13/23..............................         983,750
     3,300,000     Republic of Indonesia
                   7.80%, 10/15/22..............................       3,516,150
                                                                 ---------------
                   Total Foreign Bonds..........................       6,210,150
                                                                 ---------------
                   (Cost $6,383,834)


                       See Notes to Financial Statements.

                              Corporate Bond Fund
                              PORTFOLIO OF INVESTMENTS (continued)
[LOGO OF THE GALAXY           October 31, 1996
 FUND APPEARS HERE]


                                                                       Value
 Par Value                                                            (Note 2)
-----------                                                          ----------
REPURCHASE AGREEMENT - 2.29%

$      2,463,354   Chase Securities, Inc.
                   5.45%, 11/01/96, Dated 10/31/96
                   Repurchase Price $2,463,726
                   (Collateralized by U.S. Treasury Bond
                   7.25% Due 05/15/2016;
                   Total Par Value $2,315,000;
                   Total Market Value $2,529,987)............... $     2,463,354
                                                                 ---------------
                   Total Repurchase Agreement...................       2,463,354
                                                                 ---------------
                   (Cost $2,463,354)

Total Investments - 98.82%......................................     106,460,555
                                                                 ---------------
(Cost $106,592,309)
Net Other Assets and Liabilities - 1.18%........................       1,267,233
                                                                 ---------------
Net Assets - 100.00%............................................ $   107,727,788
                                                                 ===============

-----------------------------------------
CMO  Collateralized Mortgage Obligation
MTN  Medium Term Note



                       See Notes to Financial Statements.

[Logo of Gateway Fund      High Quality Bond Fund
 appears here.]            PORTFOLIO OF INVESTMENTS
                           October 31, 1996

                                                                       Value
 Par Value                                                            (Note 2)
-----------                                                          ----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 58.07%

                   U.S. Treasury Bonds - 25.10%

$      5,000,000   8.38%, 08/15/08.............................. $     5,576,845
       1,700,000   9.88%, 11/15/15..............................       2,280,276
      11,500,000   7.50%, 11/15/16..............................      12,479,225
       2,000,000   9.00%, 11/15/18..............................       2,517,620
       4,500,000   7.88%, 02/15/21..............................       5,099,715
       1,700,000   8.13%, 05/15/21..............................       1,978,290
       6,800,000   8.13%, 08/15/21..............................       7,916,832
       1,000,000   8.00%, 11/15/21..............................       1,150,000
       6,000,000   7.25%, 08/15/22..............................       6,363,294
                                                                 ---------------
                                                                      45,362,097
                                                                 ---------------

                   U.S. Treasury Notes - 16.82%

       2,500,000   6.13%, 05/15/98..............................       2,517,550
       1,500,000   6.00%, 09/30/98..............................       1,507,679
       2,000,000   8.88%, 02/15/99..............................       2,129,740
       2,000,000   6.88%, 07/31/99..............................       2,049,078
       3,500,000   6.63%, 06/30/01..............................       3,576,051
       2,000,000   6.50%, 08/31/01..............................       2,033,660
       1,500,000   7.88%, 11/15/04..............................       1,647,164
       5,000,000   6.50%, 05/15/05..............................       5,055,195
       3,000,000   6.50%, 08/15/05..............................       3,033,600
       2,200,000   5.88%, 11/15/05..............................       2,130,348
       4,500,000   7.00%, 07/15/06..............................       4,702,275
                                                                 ---------------
                                                                      30,382,340
                                                                 ---------------

                   Federal National
                    Mortgage Association - 7.62%

         500,000   8.15%, 05/11/98..............................         517,149
       6,013,143   6.50%, 12/01/02..............................       5,986,836
       1,000,000   7.86%, 05/25/04, MTN.........................       1,024,269
       2,000,000   7.85%, 09/10/04..............................       2,052,938
       1,000,000   8.18%, 09/22/04, MTN.........................       1,013,949
       3,000,000   8.50%, 08/01/05..............................       3,173,637
                                                                 ---------------
                                                                      13,768,778
                                                                 ---------------

                   Government National
                    Mortgage Association - 4.16%

       7,201,098   8.00%, 02/15/08, Pool #780424................       7,520,647
                                                                 ---------------

                   Federal Home Loan
                    Mortgage Corporation - 3.11%

         592,681   6.50%, 07/01/99, Pool #L73248................         598,608
       2,866,757   5.50%, 08/01/99, Pool #G50195................       2,835,402
       2,167,349   6.50%, 09/01/99, Pool #G50194................       2,189,023
                                                                 ---------------
                                                                       5,623,033
                                                                 ---------------

                   U.S. Government Backed Bonds - 1.26%

$        500,000   Farm Credit System
                   Financial Assistance Corp.
                   9.45%, 11/21/03.............................. $       531,875
       1,800,000   Israel Aid
                   5.45%, 02/15/01..............................       1,741,500
                                                                 ---------------
                                                                       2,273,375
                                                                 ---------------

                   Total U.S. Government
                    and Agency Obligations......................     104,930,270
                                                                 ---------------
                   (Cost $102,722,380)

CORPORATE NOTES AND BONDS - 29.67%

                   Finance - 20.65%

       2,000,000   Associates Corp. of North America
                   6.63%, 05/15/01..............................       2,015,000
       4,000,000   Associates Corp. of North America
                   MTN
                   6.00%, 03/15/99..............................       4,000,000
       2,000,000   Associates Corp. of North America,
                   MTN
                   7.40%, 05/03/02..............................       2,082,500
       4,000,000   Bank One Milwaukee,
                   National Association, MTN
                   6.35%, 03/19/01..............................       3,995,000
         200,000   Chubb Corp., Debenture
                   8.75%, 11/15/99..............................         213,250
       3,800,000   CIT Group Holdings, Inc.
                   6.75%, 04/30/98..............................       3,847,500
       4,520,000   CIT Group Holdings, Inc., MTN
                   6.20%, 04/15/98..............................       4,542,600
         250,000   General Electric Capital Corp.
                   8.30%, 09/20/09..............................         282,812
       1,000,000   General Electric Capital Corp., MTN
                   8.13%, 02/01/99..............................       1,043,750
       4,500,000   National Rural Utilities
                   Cooperative Finance Corp.
                   7.30%, 09/15/06..............................       4,635,000
       3,000,000   Norwest Financial, Inc.
                   8.50%, 08/15/98..............................       3,131,250
       4,500,000   Paccar Financial Corp., MTN
                   6.06%, 03/15/99..............................       4,494,375
       3,000,000   Pitney Bowes Credit Corp., MTN
                   6.54%, 07/15/99..............................       3,030,000
                                                                 ---------------
                                                                      37,313,037
                                                                 ---------------

                   Consumer Staples - 7.04%

       2,500,000   Anheuser Busch Cos.
                   6.90%, 10/01/02..............................       2,521,875
       3,600,000   Coca-Cola Enterprises, Inc.
                   7.00%, 11/15/99..............................       3,681,000


                       See Notes to Financial Statements.

                            High Quality Bond Fund
                            PORTFOLIO OF INVESTMENTS (continued)
                            October 31, 1996

                                                                        Value
 Par Value                                                             (Note 2)
-----------                                                           ----------
                   Consumer Staples (continued)

$      3,000,000   General Electric Co.
                   7.88%, 09/15/98.............................. $     3,105,000
         250,000   Procter & Gamble Co.
                   8.50%, 08/10/09..............................         286,875
       3,000,000   Sara Lee Corp., MTN
                   7.40%, 03/22/02..............................       3,131,250
                                                                 ---------------
                                                                      12,726,000
                                                                 ---------------

                   Technology - 1.44%

       2,500,000   International Business Machines Corp.
                   7.25%, 11/01/02..............................       2,596,875
                                                                 ---------------

                   Utilities - 0.54%

       1,000,000   New England Telephone & Telegraph Co.
                   5.05%, 10/01/98..............................         981,250
                                                                 ---------------
                   Total Corporate Notes and Bonds..............      53,617,162
                                                                 ---------------
                   (Cost $52,663,352)

ASSET-BACKED SECURITIES - 8.69%

       4,168,775   Banc One Auto Grantor Trust
                   1996-A Certificate, Class A
                   6.10%, 10/15/02..............................       4,181,065
       5,500,000   Discover Card Trust
                   1993-A Credit Card Pass-thru Certificate,
                   Class A
                   6.25%, 08/16/00..............................       5,513,315
       3,000,000   NationsBank Auto Owner Trust
                   Series 1996-A, Class A-3
                   6.38%, 07/15/00..............................       3,019,689
       3,000,000   Sears Credit Account Master Trust II
                   1996-1 Certificate, Class A
                   6.20%, 02/16/06..............................       2,994,582
                                                                 ---------------
                   Total Asset-Backed Securities................      15,708,651
                                                                 ---------------
                   (Cost $15,620,224)

FOREIGN BOND - 1.74%

 $     3,000,000   Province of Ontario
                   7.38%, 01/27/03.............................. $     3,138,750
                                                                 ---------------
                   Total Foreign Bond...........................       3,138,750
                                                                 ---------------
                   (Cost $2,994,750)

REPURCHASE AGREEMENT - 1.72%

       3,113,332   Chase Securities, Inc.
                   5.45%, 11/01/96, Dated 10/31/96
                   Repurchase Price $3,113,803
                   (Collateralized by U.S. Treasury Bond 7.25%
                   Due 05/15/2016; Total Par Value $2,925,000;
                   Total Market Value $3,196,636)...............       3,113,332
                                                                 ---------------
                   Total Repurchase Agreement...................       3,113,332
                                                                 ---------------
                   (Cost $3,113,332)

Total Investments - 99.89%......................................     180,508,165
                                                                 ---------------
(Cost $177,114,038)
Net Other Assets and Liabilities - 0.11%........................         196,727
                                                                 ---------------
Net Assets - 100.00%............................................ $   180,704,892


-----------------------------------
MTN  Medium Term Note

                       See Notes to Financial Statements.

     [LOGO OF THE GALAXY     STATEMENTS OF ASSETS AND LIABILITIES
      FUND APPEARS HERE]     October 31, 1996

                                                                                    Intermediate
                                                                   Short-Term       Government           Corporate     High Quality
                                                                   Bond Fund        Income Fund          Bond Fund      Bond Fund
                                                                   ----------       ------------         ---------     ------------


ASSETS:
 Investments (Note 2):
   Investments at cost........................................  $  87,647,257     $ 287,817,750     $ 104,128,955     $ 174,000,706
   Repurchase agreements......................................      3,114,281         3,333,250         2,463,354         3,113,332
   Net unrealized appreciation (depreciation).................        506,452         2,097,130          (131,754)        3,394,127
                                                                -------------     -------------     -------------     ------------
      Total investments at value..............................     91,267,990       293,248,130       106,460,555       180,508,165
 Receivable for investments sold..............................             --                --             9,215                --
 Receivable for shares sold...................................        111,200            38,645            16,929            59,795
 Interest and dividend receivables............................      1,069,322         3,200,089         1,892,507         2,753,459
 Receivable from Investment Adviser (Note 4)..................          2,858             1,146            16,233               617
 Deferred organizational expense (Note 2).....................            600                --            12,263               880
                                                                -------------     -------------     -------------     -------------
     Total Assets.............................................     92,451,970       296,488,010       108,407,702       183,322,916
                                                                -------------     -------------     -------------     -------------
LIABILITIES:
 Dividends payable............................................        182,967           916,149           267,522           303,358
 Payable for investments purchased............................             --         1,500,859                --         2,054,938
 Payable to Custodian.........................................             --            12,604             3,669             3,116
 Payable for shares redeemed..................................        258,303           285,691           213,064            87,032
 Advisory fee payable (Note 3)................................         42,583           140,244            49,563            82,354
 Payable to Fleet and affiliates (Note 3).....................          5,759            12,294            18,121            17,212
 Payable to FDISG (Note 3)....................................         35,171            64,310            28,005            24,279
 Trustees' fees and expenses payable (Note 3).................          1,180             5,371             8,391             2,396
 Accrued expenses and other payables..........................         50,553            59,679            91,579            43,339
                                                                -------------     -------------     -------------     -------------
     Total Liabilities........................................        576,516         2,997,201           679,914         2,618,024
                                                                -------------     -------------     -------------     -------------
NET ASSETS....................................................  $  91,875,454     $ 293,490,809     $ 107,727,788     $ 180,704,892
                                                                =============     =============     =============     =============



NET ASSETS consist of:
 Par value (Note 5)...........................................  $       9,194     $      29,164     $      10,229     $      17,264
 Paid-in capital in excess of par value.......................     97,258,093       319,175,117       110,066,489       181,791,367
 Undistributed net investment income..........................        130,065           525,316           224,825           121,385
 Accumulated net realized gain (loss) on investments sold.....     (6,028,350)      (28,335,918)       (2,442,001)       (4,619,251)
 Net unrealized appreciation (depreciation) of investments....        506,452         2,097,130          (131,754)        3,394,127
                                                                -------------     -------------     -------------     -------------
TOTAL NET ASSETS..............................................  $  91,875,454     $ 293,490,809     $ 107,727,788     $ 180,704,892
                                                                =============     =============     =============     =============


Retail A Shares:
 Net Assets...................................................  $  33,387,721     $  79,740,652     $          --     $  30,984,198
 Shares of beneficial interest outstanding....................      3,341,269         7,923,739                --         2,960,244
 NET ASSET VALUE and redemption
   price per share............................................  $        9.99     $       10.06     $          --     $       10.47
 Sales charge -- 3.75% of offering price......................           0.39              0.39                --              0.41
                                                                -------------     -------------     -------------     -------------
 Maximum offering price per share.............................  $       10.38     $       10.45     $          --     $       10.88
                                                                =============     =============     =============     =============


Retail B Shares:
 Net Assets...................................................  $     260,068     $          --     $          --     $     646,349
 Shares of beneficial interest outstanding....................         26,023                --                --            61,751
 NET ASSET VALUE and offering
   price per share*...........................................  $        9.99     $          --     $          --     $       10.47
                                                                =============     =============     =============     =============


Trust Shares:
 Net Assets...................................................  $  58,227,665     $ 213,750,157     $ 107,727,788     $ 149,074,345
 Shares of beneficial interest outstanding....................      5,826,883        21,239,771        10,228,835        14,242,458
 NET ASSET VALUE, offering and redemption
   price per share*...........................................  $        9.99     $       10.06     $       10.53     $       10.47
                                                                =============     =============     =============     =============

*Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.


                      See Notes to Financial Statements.

    [LOGO OF THE GALAXY      STATEMENTS OF OPERATIONS
     FUND APPEARS HERE]      For the year ended October 31, 1996

                                                                      Intermediate
                                                       Short-Term       Government       Corporate      High Quality
                                                       Bond Fund       Income Fund       Bond Fund       Bond Fund
                                                       ----------     ------------       ---------      ------------

INVESTMENT INCOME:
 Interest (Note 2)..................................   $ 6,101,390     $ 20,251,099     $ 7,635,846     $ 11,446,222
 Dividends (Note 2).................................        17,209           25,551          37,220               --
                                                       -----------     ------------     -----------     ------------
     Total Investment income........................     6,118,599       20,276,650       7,673,066       11,446,222
                                                       -----------     ------------     -----------     ------------

EXPENSES:
 Investment advisory fee (Note 3)...................       724,764        2,262,188         824,075        1,271,428
 Administration fee (Note 3)........................        82,440          256,059          93,185          143,905
 Custodian fee......................................        20,993           21,360          19,596           20,971
 Fund accounting fee (Note 3).......................        56,208           66,100          47,479           54,748
 Legal fee (Note 3).................................         3,864           14,655           5,225            7,649
 Audit fee..........................................        19,605           20,030          11,160           15,199
 Transfer agent fee (Note 3)........................        80,371          210,596         104,198          229,684
 12b-1 fee (Note 3).................................           822               --              --            1,580
 Shareholder servicing fee (Note 3).................        54,786          122,781              --           46,303
 Trustees' fees and expenses (Note 3)...............         2,989           10,083           1,772            5,550
 Amortization of organization costs (Note 2)........         3,649               --           3,949              785
 Reports to shareholders............................        38,267           80,119           6,208           35,098
 Registration fees..................................        47,115           18,831          33,986           26,457
 Insurance..........................................         2,950            6,571              95            3,293
 Miscellaneous......................................         5,414           13,824           1,966            3,336
                                                       -----------     ------------     -----------     ------------
     Total expenses before reimbursement/waiver.....     1,144,237        3,103,197       1,152,894        1,865,986
     Less: reimbursement/waiver (Note 4)............      (234,077)        (608,385)       (219,753)        (342,003)
                                                       -----------     ------------     -----------     ------------
     Total expenses net of reimbursement/waiver.....       910,160        2,494,812         933,141        1,523,983
                                                       -----------     ------------     -----------     ------------
NET INVESTMENT INCOME...............................     5,208,439       17,781,838       6,739,925        9,922,239
                                                       -----------     ------------     -----------     ------------
NET REALIZED AND UNREALIZED
 GAIN(LOSS) ON INVESTMENTS (Note 2):
 Net realized gain (loss) on investments sold.......       112,054       (2,311,334)      1,258,135        1,020,018
 Net change in unrealized appreciation
   (depreciation) of investments....................      (568,149)      (3,748,553)     (2,341,149)      (3,640,756)
                                                       -----------     ------------     -----------     ------------

NET REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS.....................................      (456,095)      (6,059,887)     (1,083,014)      (2,620,738)
                                                       -----------     ------------     -----------     ------------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS..........................   $ 4,752,344     $ 11,721,951     $ 5,656,911     $  7,301,501
                                                       ===========     ============     ===========     ============


                      See Notes to Financial Statements.

    [LOGO OF THE GALAXY      STATEMENTS OF CHANGES IN NET ASSETS
     FUND APPEARS HERE]

                                                                                                 Intermediate Government
                                                                 Short-Term Bond Fund                  Income Fund
                                                             -----------------------------   ------------------------------
                                                                                   Years ended October 31,
                                                             --------------------------------------------------------------
                                                                  1996             1995            1996             1995
                                                               ----------       ----------      ----------       ----------
NET ASSETS at beginning of period..........................  $  66,629,823  $  73,904,105     $ 265,595,212    $ 306,813,102
                                                             -------------  -------------     -------------    -------------

Increase in Net Assets resulting from operations:
  Net investment income....................................      5,208,439      3,704,119        17,781,838       17,527,248
  Net realized gain (loss) on investments sold.............        112,054       (421,060)       (2,311,334)      (2,953,843)
  Net change in unrealized appreciation (depreciation)
    of investments.........................................       (568,149)     2,480,497        (3,748,553)      19,422,871
                                                             -------------  -------------     -------------    -------------
    Net increase in net assets resulting from operations...      4,752,344      5,763,556        11,721,951       33,996,276
                                                             -------------  -------------     -------------    -------------
Dividends to shareholders from:
 Retail A Shares:
  Net investment income....................................     (1,899,771)    (1,667,283)       (4,849,267)      (4,989,851)
                                                             -------------  -------------     -------------    -------------
    Total Dividends........................................     (1,899,771)    (1,667,283)       (4,849,267)      (4,989,851)
                                                             -------------  -------------     -------------    -------------

 Retail B Shares:
  Net investment income....................................         (5,986)            --               N/A              N/A
                                                             -------------  -------------     -------------    -------------
    Total Dividends........................................         (5,986)            --               N/A              N/A
                                                             -------------  -------------     -------------    -------------
 Trust Shares:
  Net investment income....................................     (3,302,682)    (2,036,836)      (12,933,355)     (12,537,397)
                                                             -------------  -------------     -------------    -------------
    Total Dividends........................................     (3,302,682)    (2,036,836)      (12,933,355)     (12,537,397)
                                                             -------------  -------------     -------------    -------------

  Total Dividends to shareholders..........................     (5,208,439)    (3,704,119)      (17,782,622)     (17,527,248)
                                                             -------------  -------------     -------------    -------------

Net increase (decrease) from share transactions /(1)/......     25,701,726     (9,333,719)       33,956,268      (57,686,918)
                                                             -------------  -------------     -------------    -------------
    Net increase (decrease) in net assets..................     25,245,631     (7,274,282)       27,895,597      (41,217,890)
                                                             -------------  -------------     -------------    -------------

NET ASSETS at end of period (including line A)............   $  91,875,454  $  66,629,823     $ 293,490,809    $ 265,595,212
                                                             =============  =============     =============    =============

(A) Undistributed net investment income....................  $     130,065  $      19,340     $     525,316    $     298,687
                                                             =============  =============     =============    =============

-----------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 24 and 25.



                       See Notes to Financial Statements.

    [LOGO OF THE GALAXY      STATEMENTS OF CHANGES IN NET ASSETS
     FUND APPEARS HERE]

                                                               Corporate Bond Fund            High Quality Bond Fund
                                                          -----------------------------    -------------------------------
                                                                                 Years ended October 31,
                                                          ----------------------------------------------------------------
                                                                1996          1995/(1)/         1996              1995
                                                          --------------  -------------    --------------    -------------
NET ASSETS at beginning of period                         $   37,390,970  $          --    $  164,723,305    $ 145,429,196
                                                          --------------  -------------    --------------    -------------
Increase in Net Assets resulting from operations:
 Net investment income.................................        6,739,925      2,067,947         9,922,239        9,372,737
 Net realized gain (loss) on investments sold..........        1,258,135        281,758         1,020,018       (2,232,295)
 Net change in unrealized appreciation (depreciation)
   of investments......................................       (2,341,149)     2,209,395        (3,640,756)      18,291,500
                                                          --------------  -------------    --------------    -------------
   Net increase in net assets resulting
   from operations.....................................        5,656,911      4,559,100         7,301,501       25,431,942
                                                          --------------  -------------    --------------    -------------

Dividends to shareholders from:
  Retail A Shares:
  Net investment income................................               --             --        (1,722,962)      (1,631,664)
  Dividends in excess of net investment income.........               --             --                --           (3,143)
                                                          --------------  -------------    --------------    -------------
   Total Dividends.....................................               --             --        (1,722,962)      (1,634,807)
                                                          --------------  -------------    --------------    -------------

 Retail B Shares:
  Net investment income................................              N/A            N/A           (12,988)              --
                                                          --------------  -------------    --------------    -------------
   Total Dividends.....................................              N/A            N/A           (12,988)              --
                                                          --------------  -------------    --------------    -------------

Trust Shares:
 Net investment income.................................       (6,740,091)    (2,067,947)       (8,186,289)      (7,723,052)
 Dividends in excess of net investment income..........               --             --                --          (14,878)
 Net realized gain on investments......................         (269,505)            --                --               --
                                                          --------------  -------------    --------------    -------------
   Total Dividends.....................................       (7,009,596)    (2,067,947)       (8,186,289)      (7,737,930)
                                                          --------------  -------------    --------------    -------------

     Total Dividends to shareholders...................       (7,009,596)    (2,067,947)       (9,922,239)      (9,372,737)
                                                          --------------  -------------    --------------    -------------

Net increase from share transactions/(2)/..............       71,689,503     34,899,817        18,602,325        3,234,904
                                                          --------------  -------------    --------------    -------------
     Net increase in net assets........................       70,336,818     37,390,970        15,981,587       19,294,109
                                                          --------------  -------------    --------------    -------------

NET ASSETS at end of period (including line A).........   $  107,727,788  $  37,390,970    $  180,704,892    $ 164,723,305
                                                          ==============  =============    ==============    =============

(A) Undistributed net investment income................   $      224,825  $      12,253    $      121,385    $     73,096
                                                          ==============  =============    ==============    =============

----------------------------------
(1) The Corporate Bond Fund commenced operations on December 12, 1994.
(2) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 24 and 25.


                      See Notes to Financial Statements.

[LOGO OF THE GALAXY          STATEMENTS OF CHANGES IN NET ASSETS -
 FUND APPEARS HERE]          Capital Stock Activity

                                         Short-Term Bond Fund         Intermediate Government Income Fund
                                      ----------------------------    ------------------------------------
                                                           Years ended October 31,
                                      --------------------------------------------------------------------
                                          1996             1995             1996              1995
                                      ------------     ------------     ------------      ------------

DOLLAR AMOUNTS
Retail A Shares:
   Sold...........................    $  9,555,879     $  8,050,740     $ 10,050,205      $  8,076,188
   Issued in connection with
     acquisition (Note 7).........       7,787,792               --       10,486,443                --
   Issued to shareholders in
     reinvestment of dividends....       1,599,869        1,308,564        3,514,752         3,456,642
  Repurchased.....................     (16,939,526)     (12,823,541)     (22,121,133)      (31,399,298)
                                      ------------     ------------     ------------      ------------
   Net increase (decrease) in
     shares outstanding...........    $  2,004,014     $ (3,464,237)    $  1,930,267      $(19,866,468)
                                      ============     ============     ============      ============

Retail B Shares:
   Sold...........................    $    301,660               --              N/A               N/A
   Issued to shareholders in
     reinvestment of dividends....           5,137               --              N/A               N/A
   Repurchased....................         (47,553)              --              N/A               N/A
                                      ------------     ------------     ------------      ------------
   Net increase in
     shares outstanding...........    $    259,244              --               N/A               N/A
                                      ============     ============     ============      ============

Trust Shares:
   Sold...........................    $ 42,871,945     $ 10,145,423     $ 34,811,806      $ 22,701,923
   Issued in connection with
     acquisition (Note 7).........      30,804,627               --       46,190,350                --
   Issued to shareholders in
     reinvestment of dividends....       1,175,479        1,360,406        3,100,671         4,002,421
   Repurchased....................     (51,413,583)     (17,375,311)     (52,076,826)      (64,524,794)
                                      ------------     ------------     ------------      ------------
   Net increase (decrease) in
     shares outstanding...........    $ 23,438,468     $ (5,869,482)    $ 32,026,001      $(37,820,450)
                                      ============     ============     ============      ============

SHARE ACTIVITY
Retail A Shares:
   Sold...........................         972,793          809,377        1,020,915           804,775
   Issued in connection with
     acquisition (Note 7).........         769,928               --        1,010,018                --
   Issued to shareholders in
     reinvestment of dividends....         160,014          132,385          347,896           346,569
   Repurchased....................      (1,697,523)      (1,305,939)      (2,195,110)       (3,194,928)
                                      ------------     ------------     ------------      ------------
   Net increase (decrease) in
     shares outstanding...........         205,212         (364,177)         183,719        (2,043,584)
                                      ============     ============     ============      ============

Retail B Shares:
   Sold...........................          30,291               --              N/A               N/A
   Issued to shareholders in
     reinvestment of dividends....             517               --              N/A               N/A
   Repurchased....................          (4,785)              --              N/A               N/A
                                      ------------     ------------     ------------      ------------
   Net increase in
     shares outstanding...........          26,023               --              N/A               N/A
                                      ============     ============     ============      ============

Trust Shares:
   Sold...........................       4,305,171        1,020,628        3,525,379         2,266,661
   Issued in connection with
     acquisition (Note 7).........       3,042,900               --        4,449,125                --
   Issued to shareholders in
     reinvestment of dividends....         117,626          137,810          306,699           401,560
   Repurchased....................      (5,127,353)      (1,764,334)      (5,140,526)       (6,493,207)
                                      ------------     ------------     ------------      ------------
   Net increase (decrease) in
     shares outstanding...........       2,338,344         (605,896)       3,140,677        (3,824,986)
                                      ============     ============     ============      ============


                      See Notes to Financial Statements.

[LOGO OF THE GALAXY          STATEMENTS OF CHANGES IN NET ASSETS -
 FUND APPEARS HERE]          Capital Stock Activity (continued)

                                           Corporate Bond Fund             High Quality Bond Fund
                                      ----------------------------      ----------------------------
                                                          Years ended October 31,
                                      --------------------------------------------------------------
                                         1996              1995             1996             1995
                                      ------------      -----------     ------------     ------------

DOLLAR AMOUNTS
Retail A Shares:
   Sold...........................             N/A              N/A     $ 11,663,127     $  8,003,866
   Issued to shareholders in
     reinvestment of dividends....             N/A              N/A        1,325,701        1,132,273
   Repurchased....................             N/A              N/A      (11,581,369)      (8,535,985)
                                      ------------      -----------     ------------     ------------
   Net increase in
     shares outstanding...........             N/A              N/A     $  1,407,459     $    600,154
                                      ============      ===========     ============     ============

Retail B Shares:
   Sold...........................             N/A              N/A     $    650,504     $         --
   Issued to shareholders in
     reinvestment of dividends....             N/A              N/A           11,298               --
   Repurchased....................             N/A              N/A          (25,139)              --
                                      ------------      -----------     ------------     ------------
   Net increase in
     shares outstanding...........             N/A              N/A     $    636,663     $         --
                                      ============      ===========     ============     ============

Trust Shares:
   Sold...........................    $ 20,658,393      $39,666,165     $ 49,925,801     $ 36,501,865
   Issued in connection with
     acquisition (Note 7).........      88,144,360               --               --               --
   Issued to shareholders in
     reinvestment of dividends....       3,047,222        2,040,905        5,272,956        5,380,120
   Repurchased....................     (40,160,472)      (6,807,253)     (38,640,554)     (39,247,235)
                                      ------------      -----------     ------------     ------------
   Net increase in
     shares outstanding...........    $ 71,689,503      $34,899,817     $ 16,558,203     $  2,634,750
                                      ============      ===========     ============     ============

SHARE ACTIVITY
Retail A Shares:
   Sold...........................             N/A              N/A        1,104,626          788,979
   Issued to shareholders in
     reinvestment of dividends....             N/A              N/A          126,818          112,202
   Repurchased....................             N/A              N/A       (1,101,738)        (864,201)
                                      ------------      -----------     ------------     ------------
   Net increase in
     shares outstanding...........             N/A              N/A          129,706           36,980
                                      ============      ===========     ============     ============

Retail B Shares:
   Sold...........................             N/A              N/A           63,032               --
   Issued to shareholders in
     reinvestment of dividends....             N/A              N/A            1,098               --
   Repurchased....................             N/A              N/A           (2,379)              --
                                      ------------      -----------     ------------     ------------
   Net increase in
     shares outstanding...........             N/A              N/A           61,751               --
                                      ============      ===========     ============     ============

Trust Shares:
   Sold...........................       2,097,643        3,956,883        4,770,415        3,623,670
   Issued in connection with
     acquisition (Note 7).........       8,188,057               --               --               --
   Issued to shareholders in
     reinvestment of dividends....         289,501          195,224          504,257          534,027
   Repurchased....................      (3,827,076)        (671,397)      (3,695,189)      (3,943,913)
                                      ------------      -----------     ------------     ------------

   Net increase in
     shares outstanding...........       6,748,125        3,480,710        1,579,483          213,784
                                      ============      ===========     ============     ============



                      See Notes to Financial Statements.

                             Short-Term Bond Fund
                             FINANCIAL HIGHLIGHTS
                             For a Share outstanding throughout each period.

Retail A Shares

                                                                               Years ended October 31,
                                                               -------------------------------------------------------------------
                                                                1996         1995         1994         1993/(2)/     1992/(1)(2)/
                                                               --------     -------      -------      ---------    --------------
Net Asset Value, Beginning of Period.....................      $ 10.06      $  9.73      $ 10.30        $ 10.09         $  10.00
                                                               -------      -------      -------        -------         --------

Income from Investment Operations:
  Net investment income (A)..............................         0.52         0.55         0.44           0.47             0.42
  Net realized and unrealized gain (loss)
   on investments........................................        (0.07)        0.33        (0.51)          0.22             0.09
                                                               -------      -------      -------        -------         --------
   Total from Investment Operations:.....................         0.45         0.88        (0.07)          0.69             0.51
                                                               -------      -------      -------        -------         --------
Less Dividends:
  Dividends from net investment income...................        (0.52)       (0.55)       (0.44)         (0.47)           (0.42)
  Dividends from net realized capital gains..............           --           --           --          (0.01)              --
  Dividends in excess of
   net realized capital gains............................           --           --        (0.06)            --               --
                                                              --------      -------      -------        -------         --------
   Total Dividends:......................................        (0.52)       (0.55)       (0.50)         (0.48)           (0.42)
                                                              --------      -------      -------        -------         --------
Net increase (decrease) in net asset value...............        (0.07)        0.33        (0.57)          0.21             0.09
                                                              --------      -------      -------        -------         --------
Net Asset Value, End of Period...........................      $  9.99      $ 10.06      $  9.73        $ 10.30         $  10.09
                                                              ========      =======      =======        =======         ========



Total Return/(4)/........................................         4.63%        9.28%      (0.68)%          6.98%            5.21%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)........................      $33,388      $31,542      $34,061        $85,211         $ 57,403
Ratios to average net assets:
  Net investment income including reimbursement/waiver...         5.22%        5.54%        4.43%          4.51%            5.77%*
  Operating expenses including reimbursement/waiver......         1.11%        0.99%        0.93%          0.86%            0.90%*
  Operating expenses excluding reimbursement/waiver......         1.35%        1.32%        1.14%          1.06%            1.20%*
Portfolio Turnover Rate..................................          214%         289%         233%           100%             114%**

_________________________________________________________
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both
    Retail A Shares and Trust Shares.
(3) The Fund began offering Retail B Shares on March 4, 1996.
(4) Calculation does not include sales charge for Retail A Shares and Retail B Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

as follows:
                                                Years ended October 31,
                                   -----------------------------------------------------
                                    1996      1995      1994     1993/(2)/     1992/(2)/
                                    ----      ----      ----     --------      ---------
 Retail A Shares                   $0.50     $0.52     $0.42    $     0.45    $     0.40
 Trust Shares                       0.53      0.54      0.42          0.45          0.40
 Retail B Shares                    0.29        --        --            --            --

                       See Notes to Financial Statements.

Trust Shares                                                     Retail B Shares
                                       Years ended October 31,
     ------------------------------------------------------------------------------
          1996        1995          1994      1993/(2)/   1992/(1)(2)/   1996/(3)/
     -----------  ------------  -----------  ----------  ------------ -------------
     $     10.06  $       9.73  $     10.30  $    10.09  $    10.00   $       10.09
     -----------  ------------  -----------  ----------  ----------   -------------
            0.55          0.57         0.44        0.47        0.42            0.31

           (0.07)         0.33        (0.51)       0.22        0.09           (0.10)
     -----------  ------------  -----------  ----------  ----------   -------------
            0.48          0.90        (0.07)       0.69        0.51            0.21
     -----------  ------------  -----------  ----------  ----------   -------------
           (0.55)        (0.57)       (0.44)      (0.47)      (0.42)          (0.31)

             --             --           --       (0.01)         --              --

             --             --        (0.06)         --          --              --
     ----------   ------------  -----------  ----------  ----------   -------------
          (0.55)         (0.57)       (0.50)      (0.48)      (0.42)          (0.31)
     ----------   ------------  -----------  ----------  ----------   -------------
          (0.07)          0.33        (0.57)       0.21        0.09           (0.10)
     ----------   ------------  -----------  ----------  ----------   -------------
     $     9.99   $      10.06  $      9.73      $10.30      $10.09   $        9.99
     ==========   ============  ===========  ==========  ==========   =============
           4.91%          9.55%       (0.66)%      6.98%       5.21%**         2.12%**
     $   58,227    $    35,088   $   39,843   $  85,211    $ 57,403     $       260

           5.49%          5.79%        4.45%       4.51%      5.77%*           4.73%*
           0.84%          0.74%        0.91%       0.86%      0.90%*           1.77%*
           1.08%          1.02%        1.11%       1.06%      1.20%*           1.98%*
            214%           289%         233%        100%      114%**            214%

                                 Intermediate Government Income Fund
   [LOGO OF FLEET GALAXY         FINANCIAL HIGHLIGHTS
       APPEARS HERE]             For a Share outstanding throughout each period.


Retail A Shares

                                                                        Years ended October 31,
                                                 -------------------------------------------------------------
                                                   1996         1995         1994        1993/(1)/   1992/(1)/
                                                 ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Period...........  $   10.28    $    9.68    $   10.72    $   10.83    $   10.46
                                                 ---------    ---------    ---------    ---------    ---------
Income from Investment Operations:
 Net investment income (A).....................       0.57         0.61         0.57         0.65         0.71
 Net realized and unrealized gain (loss)
   on investments..............................      (0.22)        0.60        (1.03)        0.10         0.40
                                                 ---------    ---------    ---------    ---------    ---------
   Total from Investment Operations:...........       0.35         1.21        (0.46)        0.75         1.11
                                                 ---------    ---------    ---------    ---------    ---------
Less Dividends:
 Dividends from net investment income..........      (0.57)       (0.61)       (0.56)       (0.64)       (0.74)
 Dividends in excess of net
   investment income...........................         --           --        (0.01)       (0.03)          --
 Dividends from net realized capital gains.....         --           --           --        (0.19)          --
 Dividends in excess of
   net realized capital gains..................         --           --        (0.01)          --           --
                                                 ---------    ---------    ---------    ---------    ---------
   Total Dividends:............................      (0.57)       (0.61)       (0.58)       (0.86)       (0.74)
                                                 ---------    ---------    ---------    ---------    ---------
Net increase (decrease) in net asset value.....      (0.22)        0.60        (1.04)       (0.11)        0.37
                                                 ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of Period.................  $   10.06    $   10.28    $    9.68    $   10.72    $   10.83
                                                 =========    =========    =========    =========    =========


Total Return/(2)/..............................       3.58%       12.85%       (4.42)%       7.06%       10.95%

Ratios/Supplemental Data:
Net Assets, End of Period (000's)..............   $ 79,741    $  79,558    $  94,669    $ 447,359    $ 199,135
Ratios to average net assets:
 Net investment income including
   reimbursement/waiver........................       5.69%        6.10%        5.58%        6.03%        6.52%
 Operating expenses including
   reimbursement/waiver........................       1.04%        1.02%        0.78%        0.80%        0.80%
 Operating expenses excluding
   reimbursement/waiver........................       1.24%        1.26%        0.99%        1.00%        0.94%
Portfolio Turnover Rate........................        235%         145%         124%         153%         103%

-----------------------------------------
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.

(2)  Calculation does not include sales charge for Retail A Shares.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:

                                        Years ended October 31,
                 ------------------------------------------------------------
                   1996         1995         1994       1993/(1)/    1992/(1)/
                 --------     --------     --------     --------     --------
Retail A Shares  $   0.55     $   0.58     $   0.54     $   0.63     $   0.70
Trust Shares         0.58         0.62         0.54         0.63         0.70

                       See Notes to Financial Statements.

Trust Shares

                                        Years ended October 31,
                 ------------------------------------------------------------
                   1996         1995         1994       1993/(1)/    1992/(1)/
                 --------     --------     --------     --------     --------
                 $  10.28     $   9.68     $  10.72     $  10.83     $  10.46
                 --------     --------     --------     --------     --------
                     0.60         0.64         0.57         0.65         0.71

                    (0.22)        0.60        (1.03)        0.10         0.40
                 --------     --------     --------     --------     --------
                     0.38         1.24        (0.46)        0.75         1.11
                 --------     --------     --------     --------     --------

                    (0.60)       (0.64)       (0.56)       (0.64)       (0.74)

                       --           --        (0.01)       (0.03)          --

                       --           --           --        (0.19)          --

                       --           --        (0.01)          --           --
                 --------     --------     --------     --------     --------
                    (0.60)       (0.64)       (0.58)       (0.86)       (0.74)
                 --------     --------     --------     --------     --------
                    (0.22)        0.60        (1.04)       (0.11)        0.37
                 --------     --------     --------     --------     --------
                 $  10.06     $  10.28     $   9.68     $  10.72     $  10.83
                 ========     ========     ========     ========     ========

                     3.88%       13.18%       (4.39)%       7.06%       10.95%


                 $213,750     $186,037     $212,144     $447,359     $199,135

                     5.98%        6.39%        5.61%        6.03%        6.52%

                     0.75%        0.73%        0.75%        0.80%        0.80%

                     0.95%        0.94%        0.95%        1.00%        0.94%
                      235%         145%         124%         153%         103%

                       See Notes to Financial Statements.

                                 Corporate Bond Fund
   [LOGO OF GALAXY               FINANCIAL HIGHLIGHTS
    APPEARS HERE]                For a Share outstanding throughout each period.


Trust Shares

                                                                       Year ended             Period ended
                                                                    October 31, 1996      October 31, 1995/(1)/
                                                                   ------------------    -----------------------
Net Asset Value, Beginning of Period...........................       $       10.74           $        10.00
                                                                      -------------           --------------
Income from Investment Operations:
 Net investment income (A).....................................                0.64                     0.61
 Net realized and unrealized gain (loss) on investments........               (0.13)                    0.74
                                                                      -------------           --------------
   Total from Investment Operations:...........................                0.51                     1.35
                                                                      -------------           --------------
Less Dividends:
 Dividends from net investment income..........................               (0.64)                   (0.61)
 Dividends from net realized capital gains.....................               (0.08)                      --
                                                                      -------------           --------------
   Total Dividends:............................................               (0.72)                   (0.61)
                                                                      -------------           --------------
Net increase (decrease) in net asset value.....................               (0.21)                    0.74
                                                                      -------------           --------------
Net Asset Value, End of Period.................................       $       10.53           $        10.74
                                                                      =============           ==============

Total Return...................................................                5.00%                13.85%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)..............................            $107,728                $  37,391
Ratios to average net assets:
 Net investment income including
   reimbursement/waiver........................................                6.13%                    6.61%*
 Operating expenses including
   reimbursement/waiver........................................                0.85%                    1.06%*
 Operating expenses excluding
   reimbursement/waiver........................................                1.05%                    1.26%*
Portfolio Turnover Rate........................................                  84%                      41%**

---------------------------------------------------
* Annualized
**    Not Annualized
(1) The Fund commenced operations on December 12, 1994.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the year ended October 31, 1996 and for the period ended October 31, 1995 were $0.62 and $0.57, respectively.


                       See Notes to Financial Statements.

                               High Quality Bond Fund
    [LOGO OF GALAXY            FINANCIAL HIGHLIGHTS
      APPEARS HERE]            For a Share outstanding throughout each period.

Retail A Shares

                                                                        Years ended October 31,
                                                 -------------------------------------------------------------
                                                   1996         1995         1994        1993/(1)/   1992/(1)/
                                                 ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Period ..........  $   10.63    $    9.54    $   11.37    $   10.60    $   10.35
                                                 ---------    ---------    ---------    ---------    ---------
Income from Investment Operations:
 Net investment income (A)                            0.59         0.62         0.64         0.66         0.68
 Net realized and unrealized gain (loss)
   on investments .............................      (0.16)        1.09        (1.56)        0.93         0.36
                                                 ---------    ---------    ---------    ---------    ---------
    Total from Investment Operations: .........       0.43         1.71        (0.92)        1.59         1.04
                                                 ---------    ---------    ---------    ---------    ---------
Less Dividends:
  Dividends from net investment income ........      (0.59)       (0.62)       (0.64)       (0.66)       (0.71)
  Dividends from net realized capital gains ...         --           --           --        (0.16)       (0.08)
  Dividends in excess of
    net realized capital gains ................         --           --        (0.27)          --           --
                                                 ---------    ---------    ---------    ---------    ---------
        Total Dividends: ......................      (0.59)       (0.62)       (0.91)       (0.82)       (0.79)
                                                 ---------    ---------    ---------    ---------    ---------
Net increase (decrease) in net asset value ....      (0.16)        1.09        (1.83)        0.77         0.25
                                                 ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of Period ................  $   10.47    $   10.63    $    9.54    $   11.37    $   10.60
                                                 =========    =========    =========    =========    =========

Total Return/(2)/ .............................       4.24%       18.46%       (8.41)%      15.63%       10.32%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .............  $  30,984    $  30,093    $  26,654    $ 162,594    $ 108,774
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver .......................       5.66%        6.16%        6.25%        5.98%        6.55%
  Operating expenses including
   reimbursement/waiver .......................       1.07%        1.02%        0.81%        0.76%        0.87%
  Operating expenses excluding
   reimbursement/waiver .......................       1.28%        1.26%        1.02%        0.96%        0.94%
Portfolio Turnover Rate .......................        163%         110%         108%         128%         121%

------------------------------------------------
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.

(2)  Calculation does not include sales charge for Retail A Shares.

(A) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the years ended October 31, 1996, 1995, 1994, 1993 and 1992 were $0.57,
     $0.59, $0.62, $0.63 and $0.67, respectively.


                       See Notes to Financial Statements.

                              High Quality Bond Fund
   [LOGO OF GALAXY            FINANCIAL HIGHLIGHTS
    APPEARS HERE]             For a Share outstanding throughout each period.





Trust Shares                                                                                                        Retail B Shares

                                                                        Years ended October 31,
                                                 ----------------------------------------------------------------------------------
                                                   1996         1995         1994        1993/(1)/   1992/(1)/           1996/(2)/
                                                 ---------    ---------    ---------    ---------    ---------         ------------
Net Asset Value, Beginning of Period..........   $   10.63    $    9.54    $   11.37    $   10.60    $   10.35         $      10.72
                                                 ---------    ---------    ---------    ---------    ---------         ------------
Income from Investment Operations:
 Net investment income (A & B)................        0.62         0.64         0.65         0.66         0.68                 0.36
 Net realized and unrealized gain (loss)
   on investments.............................       (0.16)        1.09        (1.56)        0.93         0.36                (0.25)
                                                 ---------    ---------    ---------    ---------    ---------         ------------
     Total from Investment Operations:........        0.46         1.73        (0.91)        1.59         1.04                 0.11
                                                 ---------    ---------    ---------    ---------    ---------         ------------
Less Dividends:
 Dividends from net investment income.........       (0.62)       (0.64)       (0.65)       (0.66)       (0.71)               (0.36)
 Dividends from net realized capital gains....          --           --           --        (0.16)       (0.08)                  --
 Dividends in excess of
   net realized capital gains.................          --           --        (0.27)          --           --                   --
                                                 ---------    ---------    ---------    ---------    ---------         ------------
     Total Dividends:.........................       (0.62)       (0.64)       (0.92)       (0.82)       (0.79)               (0.36)
                                                 ---------    ---------    ---------    ---------    ---------         ------------
Net increase (decrease) in net asset value....       (0.16)        1.09        (1.83)        0.77         0.25                (0.25)
                                                 ---------    ---------    ---------    ---------    ---------         ------------
Net Asset Value, End of Period................   $   10.47    $   10.63    $    9.54    $   11.37    $   10.60         $      10.47
                                                 =========    =========    =========    =========    =========         ============


Total Return/(3)/.............................        4.46%       18.66%       (8.39)%      15.63%       10.32%              1.14%**


Ratios/Supplemental Data:
Net Assets, End of Period (000's).............     $149,075    $134,631     $118,776     $162,594     $108,774         $       646
Ratios to average net assets:
 Net investment income including
   reimbursement/waiver.......................         5.88%       6.33%        6.28%        5.98%        6.55%              5.34%*
 Operating expenses including
   reimbursement/waiver.......................         0.85%       0.85%        0.78%        0.76%        0.87%              1.60%*
 Operating expenses excluding
   reimbursement/waiver.......................         1.06%       1.07%        0.98%        0.96%        0.94%              1.81%*
Portfolio Turnover Rate.......................          163%        110%         108%         128%         121%               163%
--------------------------------------------------

*     Annualized
**    Not Annualized
(1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.
(2)   The Fund began offering Retail B Shares on March 4, 1996.
(3)   Calculation does not include sales charge for Retail B Shares.
(A) Net investment income per share for Trust Shares before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the years ended October 31, 1996, 1995, 1994, 1993 and 1992 were $ 0.60, $0.62, $0.63, $0.63 and $0.67, respectively.
(B) Net investment income per share for Retail B Shares before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the year ended October 31, 1996 was $ 0.34.



                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS


                                The Galaxy Fund


1.  Organization

     The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered twenty-four managed investment portfolios. The accompanying financial statements and financial highlights are those of the Short-Term Bond, Intermediate Government Income, Corporate Bond and High Quality Bond Funds (individually, a "Fund", collectively, the "Funds") only.

     The Short-Term Bond and High Quality Bond Funds are authorized to issue three series of shares (Trust Shares, Retail A Shares and Retail B Shares). The Intermediate Government Income and Corporate Bond Funds are authorized to issue two series of shares (Trust Shares and Retail A Shares). Currently, the Short-Term Bond and High Quality Bond Funds offer all three series of shares, the Intermediate Government Income Fund offers Trust Shares and Retail A Shares and the Corporate Bond Fund offers Trust Shares only. Trust Shares, Retail A Shares and Retail B Shares are substantially the same except that (i) Retail A Shares are subject to a maximum 3.75% front-end sales charge, (ii) Retail B Shares are subject to a maximum 5.00% contingent deferred sales charge, and (iii) series specific expenses (distribution and shareholder servicing fees and transfer agent fees) are borne by the specific series of shares to which they relate. Six years after purchase, Retail B Shares will convert automatically to Retail A Shares.

2.  Significant Accounting Policies

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.

     Portfolio Valuation: Investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgment of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid prices and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers; and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

     Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

     Dividends to Shareholders: Dividends from net investment income are determined separately for each series and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

     Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

     Federal Income Taxes: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded.

     Repurchase Agreements: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment adviser has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transac-

[LOGO OF THE GALAXY
 FUND APPEARS HERE]


tion is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust's custodian (or sub-custodian) in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the securities, including accrued interest, is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

     Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds.

     In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

     Organization Costs: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. In the event that any of the initial shares purchased by a Fund's sponsor are redeemed during such period by any holder thereof, the Fund involved will be reimbursed by such holder for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3.  Investment Advisory, Administration, Shareholder Services and Other Fees

     The Trust and Fleet Investment Advisors Inc. (the "Investment Adviser"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., are parties to an investment advisory agreement under which the Investment Adviser provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund (See Note 4).

     The Trust and First Data Investor Services Group, Inc. ("FDISG") (formerly known as The Shareholder Services Group, Inc. doing business as 440 Financial), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which FDISG (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial reports are disclosed under a separate cover), 0.085% of the next $2.5 billion of combined average daily net assets and 0.075% of combined average daily net assets over $5 billion.

     Prior to September 5, 1996, FDISG was entitled to receive administration fees, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial reports are disclosed under a separate cover), 0.085% of the next $2.5 billion of the combined average daily net assets and 0.08% of combined average daily net assets over $5 billion.

     In addition, FDISG also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to these fee arrangements, FDISG compensates Chase Manhattan Bank, N.A., the Trust's custodian bank, for its services. Prior to March 31, 1995, the fund administration, fund accounting, custody administration and transfer agency services described above were provided by 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America ("State Mutual"), for the same annual fees. On March 31, 1995, FDISG acquired substantially all of the assets of 440 Financial Group of Worcester, Inc.

     440 Financial Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of FDISG and an indirect wholly-owned subsidiary of First Data Corporation, serves as the exclusive distributor of the Trust's shares. Prior to March 31, 1995, the Distributor was a wholly-owned subsidiary of 440 Financial Group of Worcester, Inc. and an indirect wholly-owned subsidiary of State Mutual.

     On October 1, 1994, the Trust implemented a shareholder services plan ("Services Plan") with respect to Retail A Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the

[LOGO OF THE GALAXY
 FUND APPEARS HERE]

Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail A Shares at an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.15% of the average daily net asset value of the outstanding Retail A Shares beneficially owned by such customers.

     The Trust has adopted a distribution and shareholder services plan (the "12b -1 Plan") with respect to Retail B Shares of the Short-Term Bond and High Quality Bond Funds. Under the 12b-1 Plan, the Trust may pay (i) the Distributor or another person for expenses and activities intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments are being made solely to Fleet Bank and its affiliates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily assets attributable to each of the Funds' outstanding Retail B Shares. The fees paid for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.15% and 0.15%, respectively, of the average daily net assets attributable to each of the Funds' outstanding Retail B Shares owned of record or beneficially by the institution's customers. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.15% of the average daily net asset value of Retail B Shares owned of record or beneficially by the institution's customers. For the year ended October 31, 1996, the Funds paid shareholder servicing fees and/or distribution fees under the Services Plan and 12b-1 Plan as follows:

                                      Shareholder Services         Distribution
                                      --------------------         ------------
Fund                                  Retail A    Retail B           Retail B
----                                  --------    --------          -----------
Short-Term Bond.....................  $ 54,596        $190           $  822
Intermediate Government Income......   122,781          --               --
Corporate Bond......................       N/A         N/A              N/A
High Quality Bond...................    45,938         365            1,580

     Effective October 1, 1994, with respect to Retail A Shares and Trust Shares, and effective March 1, 1996, with respect to Retail B Shares, the Funds bear series specific transfer agent charges based upon the number of shareholder accounts for each series. In addition, effective November 1, 1994, Trust Shares also bear additional transfer agency fees in order to compensate FDISG for payments made to Fleet Bank, an affiliate of the Investment Adviser, for performing certain sub-accounting and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. For the year ended October 31, 1996, transfer agent charges for each series were as follows:

Fund                        Retail A    Retail B     Trust
-----                       --------    --------    --------
Short-Term Bond...........  $ 58,166        $136    $ 22,069
Intermediate
   Government Income......   150,600          --      59,996
Corporate Bond............        --          --     104,198
High Quality Bond.........    58,870         151     170,663

     Certain officers of the Trust may be officers of the Administrator and/or Distributor. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Adviser serves as an officer, Trustee or employee of the Trust. For the period covered by this report, each Trustee was entitled to receive for services as a trustee of the Trust and The Galaxy VIP Fund ("VIP") an aggregate fee of $18,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees of the Trust and VIPand the President and Treasurer of the Trust and VIP were entitled to additional annual fees for their services in these capacities. Effective November 1, 1996, each Trustee is entitled to receive for services as a trustee of the Trust, VIP and Galaxy Fund II ("Galaxy II") an aggregate fee of $29,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees, and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP and Galaxy II based on their relative net assets. In addition, effective March 1, 1996, each Trustee became eligible to participate in the Trust's Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

     Expenses for the year ended October 31, 1996 include legal fees paid to Drinker Biddle & Reath. A partner of that firm is Secretary to the Trust.

4.  Waiver of Fees and Reimbursement of Expenses

     The Investment Adviser voluntarily agreed to waive a portion of its fees and to reimburse the Funds for certain

[LOGO OF FLEET GALAXY
 FUND APPEARS HERE]

                   NOTES TO FINANCIAL STATEMENTS (continued)

expenses so that total expenses would not exceed certain expense limitations established for each series. The Investment Adviser may revise or discontinue the voluntary fee waivers and expense reimbursements at any time. For the year ended October 31, 1996, the Investment Adviser waived fees and/or reimbursed expenses with respect to the Funds in the following amounts:

                           Fees Waived    Reimbursement
                               by              by
                           Investment      Investment
Fund                        Adviser         Adviser
----                       -----------    -------------

Short-Term Bond...........    $193,702          $40,375
Intermediate
  Government Income.......     608,385               --
Corporate Bond............     219,753               --
High Quality Bond.........     339,047            2,956

5. Shares of Beneficial Interest

     The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into twenty-four classes of shares each consisting of one or more series including: Class L - Series 1 Shares (Trust Shares), Class L - Series 2 Shares (Retail A Shares) and Class L - Series 3 Shares (Retail B Shares)- Short-Term Bond Fund; Class D Shares (Trust Shares) and Class D- Special Series 1 Shares (Retail A Shares)- Intermediate Government Income Fund; Class T - Series 1 Shares (Trust Shares) and Class T - Series 2 Shares (Retail A Shares)- Corporate Bond Fund; and Class J - Series 1 Shares (Trust Shares), Class J - Series 2 Shares (Retail A Shares) and Class J - Series 3 Shares (Retail B Shares) - High Quality Bond Fund. Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares bear the expense of payments under the Services Plan and Trust Shares and Retail A Shares bear series specific transfer agent charges, and Retail B Shares bear the expense of payments under the 12b-1 Plan and series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

     Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

6.   Purchases and Sales of Securities

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 1996 were as follows:

Fund
Purchases                   Government         Other
---------
Short-Term Bond             $ 95,918,232    $ 87,710,291
Intermediate
  Government Income          542,168,990     173,867,382
Corporate Bond                58,289,733      94,953,838
High Quality Bond            219,349,433      69,085,749

Sales
-----
Short-Term Bond             $130,096,341    $ 42,665,493
Intermediate
  Government Income          521,134,240     147,814,739
Corporate Bond                54,110,444      29,897,130
High Quality Bond            234,251,920      35,776,213

The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation), and cost for all securities as computed on a federal income tax basis at October 31, 1996 for each Fund is as follows:

Fund                          Appreciation     (Depreciation)
----                          -------------    --------------
Short-Term Bond...........    $   651,094      $   (147,005)
Intermediate Government
  Income..................      2,871,760          (837,130)
Corporate Bond............      1,593,911        (1,725,665)
High Quality Bond.........      3,793,524          (401,584)

Fund                             Net              Cost
----                             ---              ----
Short-Term Bond...........    $   504,089      $ 90,763,901
Intermediate Government
  Income..................      2,034,630       291,213,500
Corporate Bond............       (131,754)      106,592,309
High Quality Bond.........      3,391,940       177,116,225

    At October 31, 1996 the following Funds had capital loss carryforwards:

Fund                            Amount         Expiration
----                            ------         ----------
Short-Term Bond...........    $   166,802         2000
                                1,797,977         2001
                                2,843,359         2002
                                1,206,932         2003
                                   10,917         2004
Intermediate Government
  Income..................      1,515,799         2001
                               20,986,933         2002
                                3,291,626         2003
                                2,479,060         2004
Corporate Bond............         73,972         2001
                                1,153,008         2002
                                1,309,536         2003
High Quality Bond.........      1,618,642         2002
                                2,998,422         2003


[LOGO OF THE GALAXY
 FUND APPEARS HERE]

7.   Acquisition of The Shawmut Funds

     At a meeting held on June 12, 1995, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Agreement") for the acquisition of The Shawmut Funds ("Shawmut") by the Trust. Pursuant to the Agreement, all of the assets and liabilities of the Shawmut Limited Term Income Fund, the Shawmut Intermediate Government Income Fund and the Shawmut Fixed Income Fund were transferred to the Galaxy Short-Term Bond Fund, the Galaxy Intermediate Government Income Fund and the Galaxy Corporate Bond Fund, respectively, in exchange for Retail A and Trust Shares of the Galaxy Short-Term Bond Fund, Retail A and Trust Shares of the Galaxy Intermediate Government Income Fund and Trust Shares of the Galaxy Corporate Bond Fund, respectively. Accordingly, the net assets of the Shawmut Limited-Term Income Fund, the Shawmut Intermediate Government Income Fund and the Shawmut Fixed Income Fund, respectively were exchanged for 769,928 Retail A Shares and 3,042,900 Trust Shares of the Galaxy Short-Term Bond Fund, 1,010,018 Retail A Shares and 4,449,125 Trust Shares of the Galaxy Intermediate Income Fund and 8,188,057 Trust Shares of the Galaxy Corporate Bond Fund, respectively. In related transactions, the assets and liabilities of the other Shawmut portfolios were transferred to corresponding Galaxy portfolios in exchange for shares in such Galaxy portfolios. The reorganization, which qualified as a tax-free reorganization for federal income tax purposes, was completed on December 4, 1995 following approval of the reorganization by The Shawmut Fund shareholders. Certain share registration fees incurred in connection with the reorganization were borne by the Trust. The following is a summary of the Net Assets, Shares Outstanding, Net Asset Values per share and Unrealized Appreciation associated with the transaction:

                                                         Before Acquisition            After Acquisition
                                                      ----------------------------   -------------------
                                                        Galaxy          Shawmut            Galaxy
                                                      Short-Term      Limited Term       Short-Term
                                                         Bond            Income             Bond
                                                      -------------   ------------       --------------

Net Assets                                            $ 67,193,642     $38,592,419         $105,786,061
Shares outstanding                                       6,639,613       4,010,158           10,452,440
Retail A Net Asset Value, per share                   $      10.12     $      9.63         $      10.12
Trust Net Asset Value, per share                      $      10.12     $      9.62         $      10.12
Unrealized Appreciation                               $  1,401,348     $   520,971

                                                          Before Acquisition          After Acquisition
                                                     -----------------------------    -----------------
                                                        Galaxy          Shawmut            Galaxy
                                                     Intermediate     Intermediate      Intermediate
                                                      Government       Government        Government
                                                        Income           Income            Income
                                                     -------------    ------------      ---------------
Net Assets                                            $268,704,491     $56,676,793         $325,381,284
Shares outstanding                                      25,878,466       5,718,050           31,337,609
Retail A and Trust Net Asset Value, per share         $      10.38     $      9.91         $      10.38
Unrealized Appreciation                               $  8,182,521     $ 1,253,530

                                                          Before Acquisition          After Acquisition
                                                      ----------------------------    -----------------
                                                        Galaxy          Shawmut            Galaxy
                                                       Corporate         Fixed            Corporate
                                                         Bond            Income             Bond
                                                      ------------     -----------    -----------------
Net Assets                                            $ 37,891,079     $88,144,360         $126,035,439
Shares outstanding                                       3,518,577       8,818,538           11,706,634
Retail A and Trust Net Asset Value, per share         $      10.77     $     10.00         $      10.77
Unrealized Appreciation                               $  2,501,831     $ 1,370,661

8. Imposition of Front-End Sales Load

     Effective December 1, 1995, the public offering price for Retail A Shares of the Funds is the sum of the net asset value of the Retail A Shares purchased plus, if applicable, a maximum 3.75% front-end sales charge. Reduced sales charges are available. No sales charge is assessed on certain transactions and/or investors, including purchases by persons who were beneficial owners of shares of Galaxy or any other funds advised by Fleet Investment Advisors Inc. or its affiliates before December 1, 1995.

[LOGO OF THE GALAXY
 FUND APPEARS HERE]

Tax Information (unaudited):

     During the fiscal year ended October 31, 1996, the following Funds earned income from direct obligations of the U.S. Government:
                                    U.S. Government
Fund                                     Income
----                                ---------------

Short-Term Bond                          47.02%
Intermediate Government Income           66.58%
Corporate Bond                           29.28%
High Quality Bond                        64.57%
Appropriate tax information detailing the government income percentages on a calendar year basis will accompany your year end statement. As each state's rules on the exemption of this income differs, please consult your tax advisor regarding specific tax treatment.

                       REPORT OF INDEPENDENT ACCOUNTANTS



To Shareholders and the Board of Trustees of The Galaxy Fund:

     We have audited the accompanying statements of assets and liabilities of the Short-Term Bond Fund, Corporate Bond Fund, Intermediate Government Income Fund and High Quality Bond Fund (four series of The Galaxy Fund), including the portfolios of investments, as of October 31, 1996, and the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of The Galaxy Fund's management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned series of The Galaxy Fund as of October 31, 1996, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



Boston, Massachusetts                                   Coopers & Lybrand L.L.P.
December 16, 1996

[LOGO OF THE GALAXY
 FUND APPEARS HERE]

"A well-balanced asset allocation plan may help to control your risk while pursuing your goals."

Automatic Investment Program

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking savings or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.

Diversification

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.

Exchange Privileges

As your investment needs change, you can conveniently exchange your shares in one fund for shares in another fund.

Quarterly Magazine

Service also means giving you the practical information you need, in language you can understand, to make smart investment decisions. The quarterly magazine, Galaxy Observer, brings news, strategies and simple, straight-forward explanations of investment basics and terminology.

Consolidated Statements

Timely, comprehensive mutual fund account statements offer detailed information on your individual account. If you have a Fleet One or a Fleet Private Banking Account, your Galaxy Fund information can be added to these statements.

Investment Specialists

In many Fleet branch offices or in the convenience of your home or office, you can visit one-on-one with an Investment Specialist* who can help you select the investments that match your individual needs. This service is at no cost to you.

24-Hour Access to Registered Representatives

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and service. Call 1-800-628-0414 for information on initial purchases and current performance.

Customer Service

Quality customer service is only a phone call away. Call 1-800-628-0414 between 9 a.m. and 5 p.m. to arrange bank wires, or to make telephone exchanges and redemptions.

In addition, Galaxy's state-of-the-art InvestConnect automated voice response system is available to serve you 24-hours a day, seven days a week by calling 1-800-FOR-GLXY (367-4599).

Certain shareholder services may not be available for Trust Share investors. Please consult your Fund Prospectus.

* Shares of the Funds are distributed through 440 Financial Distributors, Inc., member NASD and SIPC. Investment Specialists are registered representatives of FISSecurities, Inc., member NASD, Fleet Enterprises, Inc., member NASD and SIPC, or MDS Securities Inc., member NASD and SIPC.

                                   Trustees
                                 and Officers
                             Dwight E. Vicks, Jr.
                             Chairman and Trustee

                                John T. O'Neill
                             President, Treasurer
                                  and Trustee

                               Louis DeThomasis,
                                 F.S.C., Ph.D.
                                    Trustee

                               Donald B. Miller
                                    Trustee

                                 James M. Seed
                                    Trustee

                              Bradford S. Wellman
                                    Trustee

                                   W. Bruce
                              McConnel, III, Esq.
                                   Secretary

                                 Neil Forrest
                               Vice President &
                              Assistant Treasurer

                              Investment Adviser
                               Fleet Investment
                                 Advisors Inc.
                                75 State Street
                             Boston, Massachusetts
                                     02109

                                  Distributor
                                 440 Financial
                              Distributors, Inc.
                              4400 Computer Drive
                                 Westborough,
                           Massachusetts 01581-5108

                                 Administrator
                             First Data Investor
                             Services Group, Inc.
                              4400 Computer Drive
                                 Westborough,
                           Massachusetts 01581-5108

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund, which contains more information concerning the Fund's investment policies, as well as fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc. or any Fleet bank. Shares of the Funds are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of principal.

                          [RECYCLE LOGO APPEARS HERE]

                   This report was printed on recycled paper.

[LOGO OF THE GALAXY FUND APPEARS HERE]
4400 Computer Drive                                  BULK RATE
Box 5108                                             U. S. POSTAGE PAID
Westborough, MA 01581-5108                           PERMIT NO. 105
                                                     NORTH READING, MA